Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS

DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED

WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE

CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002877	2. Modification No.	3. Effective Date 01/28/2010	4. CFDA No. 81.087

5. Awarded To SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 01/28/2010 through 03/31/2013

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9 Authority 109-58, Energy Policy Act 2009 111-5, Recovery Act 2009	10. Purchase Request or Funding Document No. 10EE002334

11. Remittance Address SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	12. Total Amount Govt. Share: $21,765,738.00 Cost Share: $5,441,397.00 Total: $27,207,135.00	13. Funds Obligated This action: $21,765,738.00 Total: $21,765,738.00

14. Principal Investigator Anthony Day 650-780-4777	15. Program Manager Carol Christine Sterner Phone: 303-275-4720	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office	19. Submit Reports To
20. Accounting and Appropriation Date Biomass – IBR ARRA
21. Research Title and/or Description of Project RECOVERY ACT – SOLAZYME INTEGRATED BIOREFINERY (SZIBR): DIESEL FUELS FROM HETEROTROPHIC ALGAE

For the Recipient		For the United States of America
22. Signature of Person Authorized to Sign /s/ Tyler Painter		25. Signature of Grants/Agreements Officer /s/ Melissa Wise
23. Name and Title CFO	24. Date Signed 02/09/10	26. Name of Officer Melissa Y. Wise	27. Date Signed 01/20/2010

Working Copy

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877	2	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 145862012

“Electronic signature or signatures as used in this document means a method of signing an electronic message; that—

(A) Indentifies and authenticates a particular person as the source of the electronic message;

(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

1. This is conditional award, comprised of this Assistance Agreement and the Special Terms and Conditions. Upon successful completion of negotiations, this award will be modified to lift its conditional status, to raise the Special Terms and Conditions, and to add additional attachments, such as Attachment 1, Intellectual Property Provisions; Attachment 2, Statement of Project Objectives; Attachment 3, Federal Assistance Reporting Requirements; and Attachment 4, Budget Information – Non Construction Programs.

2. The award was prepared using the proposed budget information in the Recipient’s application. The Special Terms and Conditions, Provision 1 of the award states DOE will not release the funding obligated by this award until the Awardee submits a full application and subsequently requested supplemental information, the Contracting Officer reviews and approves the Awardee’s application and supplemental information, and completion of negotiations. Performance against this award is, therefore, at the Recipient’s own risk, and payments for costs incurred for the Recipient’s project will not be made until completion of negotiations.

3. The administrative office for this award is 83601. The administrative office (administrative contracting activity) code is needed by the recipient for reporting to FederalReporting.gov concerning awards made with funding from the American Recovery and Reinvestment Act of 2009 (ARRA or Recovery Act). Recipients must report to FederalReporting.gov by the 10th day of each quarter.

Continued…

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877	3	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

4. A representative of the DOE office will contact the Recipient to request additional and/or revised information needed to supplement and clarify the Recipient’s application, to complete the negotiations of an amended award.

DOE Award Administrator: Molly Hames

E-mail: molly.hames@go.doe.gov

Phone: 303-275-4864

DOE Project Officer: Christy Sterner

E-mail: christy.sterner@go.doe.gov

Phone: 303-275-4720

Recipient Business Officer: Anthony Day

E-mail: tday@solazyme.com

Phone: 650-780-4777

Recipient Principal Investigator: Anthony Day

E-mail: tday@solazyme.com

Phone: 650-780-4777

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

Delivery Location Code: 03601

Golden Field Office

U.S. Department of Energy

Golden Field Office

1617 Cole Blvd.

Golden CO 80401-3393

Payment:

    OR for Golden

    U.S. Department of Energy

    Oak Ridge Financial Service Center

    P.O. Box 4517

    Oak Ridge TN 37831

Fund: 05794 Appr Year: 2009 Allottee: 31 Report

Entity: 200835 Object Class: 41000 Program:

1004173 Project: 2004000 WFO: 0000000 Local Use:

0000000 TAS Agency: 89 TAS Account: 0331

	Working Copy				JULY 2004

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002877	2. Modification No. 001	3. Effective Date 01/28/2010	4. CFDA No. 81.087

5. Awarded To SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 01/28/2010 through 09/30/2010

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9 Authority 109-58, Energy Policy Act 2005 111-5, Recovery Act 2009	10. Purchase Request or Funding Document No. 10EE003271

11. Remittance Address SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	12. Total Amount Govt. Share: $21,765,738.00 Cost Share: $5,441,397.00 Total: $27,207,135.00	13. Funds Obligated This action: $0.00 Total: $21,765,738.00

14. Principal Investigator David Brinkmann Phone: 650-780-4777	15. Program Manager Carol Christine Sterner Phone: 303-275-4720	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To See Attachment 3.
20. Accounting and Appropriation Date Biomass – IBR ARRA
21. Research Title and/or Description of Project RECOVERY ACT – SOLAZYME INTEGRATED BIOREFINERY (SZIBR): DIESEL FUELS FROM HETEROTROPHIC ALGAE

For the Recipient		For the United States of America
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Melissa Y. Wise	27. Date Signed 03/30/2010

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/001	2	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTIFY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 145862012

The administrative office (administrative contracting activity) for this award/modification/amendment is 03601 (administrative contracting activity) from

STRIPES.

The administrative office (administrative contracting activity) code is needed by the contractor/recipient for reporting to FederalReporting.gov concerning awards made with funding from the American Recovery and Reinvestment Act of 2009 (ARRA or Recovery Act).

The purposes of this modification are to:

1) Delete and replace the Special Terms and Conditions;

2) Add the Intellectual Property Provisions, CDSR-1003 (Attachment 1);

3) Add the Statement of Project Objectives (Attachment 2);

4) Add the Federal Assistance Reporting Checklist and Instructions, DOE F 4600.2 (Attachment 3);

5) Add the Budget Information, SF-424A (Attachment 4);

6) Add the Requirements For Contingency Funds for Integrated Biorefinery Projects, Appendix (Attachment 5); and

7) Change the Recipient Business Officer and Principal Investigator, as noted below.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 01/28/2010 through 09/30/2010. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

Continued…

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/001	3	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DOE Award Administrator: Molly Hames

E-mail: molly.hames@go.doe.gov

Phone: 303-275-4864

DOE Project Officer: Christy Sterner

E-mail: christy.sterner@go.doe.gov

Phone: 303-275-4720

Recipient Business Officer: David Brinkmann

E-mail: doe_szibr@solazyme.com

Phone: 650-780-4777

Recipient Principal Investigator: David Brinkmann

E-mail: doe_sziber@solazyme.com

Phone: 650-780-4777

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A) Identifies and authenticates a particular person as the source of the electronic message;

(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

Fund: 05794 Appr Year: 2009 Allottee: 31 Report

Entity: 200835 Object Class: 41000 Program:

1004173 Project: 2004000 WFO: 0000000 Local Use:

0000000 TAS Agency: 89 TAS Account: 0331

JULY 2004

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002877	2. Modification No. 002	3. Effective Date 01/28/2010	4. CFDA No. 81.087

5. Awarded To SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 01/28/2010 through 09/30/2010

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9 Authority 109-58, Energy Policy Act 2005 111-5, Recovery Act 2009	10. Purchase Request or Funding Document No. 10EE006175

11. Remittance Address SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	12. Total Amount Govt. Share: $21,765,738.00 Cost Share: $5,441,397.00 Total: $27,207,135.00	13. Funds Obligated This action: $0.00 Total: $21,765,738.00

14. Principal Investigator David Brinkmann Phone: 650-780-4777	15. Program Manager Carol Christine Sterner Phone: 303-275-4720	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Date Biomass – IBR ARRA
21. Research Title and/or Description of Project RECOVERY ACT – SOLAZYME INTEGRATED BIOREFINERY (SZIBR): DIESEL FUELS FROM HETEROTROPHIC ALGAE

For the Recipient		For the United States of America
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Melissa Y. Wise	27. Date Signed 08/24/2010

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/002	2	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 145862012

The purposes of this modification are to:

1) Delete and replace the Special Terms and Conditions to include the following changes:

a. Delete and replace Provision 6, “Cost Sharing”;

b. Delete and replace Provision 7, “Rebudgeting and Recovery of Indirect Costs”;

c. Delete and replace Provision 20, “Funding of Budget Periods”;

d. Delete and replace Provision 24, “National Environmental Policy Act: (NEPA) Requirements”;

e. Delete Provision 33, “Reopener Term Pending Indirect Rates – Financial Assistance”.

2) Delete and replace the Intellectual Property Provisions, CDSB-1003 (Attachment 1);

3) Delete and replace the Statement of Project Objectives (Attachment 2);

4) Delete replace the Budget Information, SF-424A (Attachment 4); and

5) This modification approves only Budget Period 1 of the project.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 01/28/2010 through 09/30/2010. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

DOE Award Administrator: Molly Hames

E-mail: molly.hames@go.doe.gov

Phone: 303-275-4864

DOE Project Officer: Christy Sterner

E-mail: christy.sterner@go.doe.gov

Phone: 303-275-4720

Recipient Business Officer: David Brinkmann

E-mail: doe_szibr@solazyme.com

Phone: 650-780-4777

Continued…

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/002	3	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Recipient Principal Investigator: David Brinkmann

E-mail: doe_sziber@solazyme.com

Phone: 650-780-4777

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A) Identifies and authenticates a particular person as the source of the electronic message;

(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

Fund: 05794 Appr Year: 2009 Allottee: 31 Report

Entity: 200835 Object Class: 41000 Program:

1004173 Project: 2004000 WFO: 0000000 Local Use:

0000000 TAS Agency: B9 TAS Account: 0331

JULY 2004

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002877	2. Modification No. 003	3. Effective Date 01/28/2010	4. CFDA No. 81.087

5. Awarded To SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 01/28/2010 through 03/31/2011

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9 Authority 109-58, Energy Policy Act 2005 111-5, Recovery Act 2009	10. Purchase Request or Funding Document No. 10EE008410

11. Remittance Address SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	12. Total Amount Govt. Share: $21,765,738.00 Cost Share: $5,441,397.00 Total: $27,207,135.00	13. Funds Obligated This action: $0.00 Total: $21,765,738.00

14. Principal Investigator David Brinkmann Phone: 650-780-4777	15. Program Manager Carol Christine Sterner Phone: 303-275-4720	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Date Biomass – IBR ARRA
21. Research Title and/or Description of Project RECOVERY ACT – SOLAZYME INTEGRATED BIOREFINERY (SZIBR): DIESEL FUELS FROM HETEROTROPHIC ALGAE

For the Recipient		For the United States of America
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Molly Hames	27. Date Signed 09/21/2010

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/003	2	2

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 145862012

The purpose of this modification is to extend the Period of Performance, as noted in Block 7.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 01/28/2010 through 03/31/2011. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

DOE Award Administrator: Molly Hames

E-mail: molly.hames@go.doe.gov

Phone: 303-275-4864

DOE Project Officer: Christy Sterner

E-mail: christy.sterner@go.doe.gov

Phone: 303-275-4720

Recipient Business Officer: David Brinkmann

E-mail: doe_szibr@solazyme.com

Phone: 650-780-4777

Recipient Principal Investigator: David Brinkmann

E-mail: doe_szibr@solazyme.com

Phone: 650-780-4777

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A) Identifies and authenticates a particular person as the source of the electronic message;

(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

Fund: 05794 Appr Year: 2009 Allottee: 31 Report

Entity: 200835 Object Class: 41000 Program:

1004173 Project: 2004000 WFO: 0000000 Local Use:

0000000 TAS Agency: B9 TAS Account: 0331

JULY 2004

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002877	2. Modification No. 004	3. Effective Date 01/28/2010	4. CFDA No. 81.087

5. Awarded To SOLAZYME, INC. Attn: PETER ROCHA 225 GATEWAY BLVD SOUTH SAN FRANCISCO CA 9408011906	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 01/28/2010 through 09/30/2011

8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9 Authority 109-58, Energy Policy Act 2005 111-5, Recovery Act 2009	10. Purchase Request or Funding Document No. 11EE001972

11. Remittance Address SOLAZYME, INC. Attn: MATTHEW FROME 561 ECCLES AVE SOUTH SAN FRANCISCO CA 940801906	12. Total Amount Govt. Share: $21,765,738.00 Cost Share: $5,441,397.00 Total: $27,207,135.00	13. Funds Obligated This action: $0.00 Total: $21,765,738.00

14. Principal Investigator Sarah L. McQuaid Phone: 650-416-5122	15. Program Manager Carol Christine Sterner Phone: 303-275-4720	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Date Biomass – IBR ARRA
21. Research Title and/or Description of Project RECOVERY ACT – SOLAZYME INTEGRATED BIOREFINERY (SZIBR): DIESEL FUELS FROM HETEROTROPHIC ALGAE

For the Recipient		For the United States of America
22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Melissa Y. Wise	27. Date Signed 03/09/2011

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/004	2	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 145862012

The purposes of this modification are to:

1) Delete and replace the Special Terms and Conditions to include the following changes:

a. Delete and replace the “Award Project Period and Budget Periods” provision;

b. Delete and replace the “Cost Sharing” provision;

c. Add the “Use of Program Income – Cost Sharing” provision;

d. Delete and replace the “Funding of Budget Periods” provision;

e. Add the “Reporting Subawards and Executive Compensation” provision;

f. Add the “Central Contractor Registration and Universal Identifier Requirements” provision; and

g. Delete and replace the “National Environmental Policy Act (NEPA) Requirements” provision.

2) Delete and replace the Statement of Project Objectives (Attachment 2);

3) Delete and replace the Budget Information, SF-424A (Attachment 4);

4) This modification approves only Budget Period 1 of the project.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 01/28/2010 through 09/30/2011. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

DOE Award Administrator: Molly Hames

E-mail: molly.hames@go.doe.gov

Phone: 303-275-4864

DOE Project Officer: Christy Sterner

E-mail: christy.sterner@go.doe.gov

Phone: 303-275-4720

Recipient Business Officer: Sarah L. McQuaid

E-mail: smcquaid@solazyme.com

Phone: 650-416-5122

Continued…

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-EE0002877/004	3	3

NAME OF OFFEROR OR CONTRACTOR SOLAZYME, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Recipient Principal Investigator: Sarah L. McQuaid

E-mail: smcquaid@solazyme.com

Phone: 650-416-5122

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A) Identifies and authenticates a particular person as the source of the electronic message;

(B) Indicates such person’s approval of the information contained in the electronic message; and,

(C) Submission via FedConnect constitutes electronically signed documents.”

ASAP: NO Extent Competed: COMPETED Davis-Bacon

Act: YES

Fund: 05794 Appr Year: 2009 Allottee: 31 Report

Entity: 200835 Object Class: 41000 Program:

1004173 Project: 2004000 WFO: 0000000 Local Use:

0000000

JULY 2004

DE-EE0002877.004

Attachment 2

STATEMENT OF PROJECT OBJECTIVES

Solazyme, Inc.

Recovery Act: Solazyme Integrated Biorefinery (SzIBR): Diesel Fuels from

Heterotrophic Algae

A.	PROJECT OBJECTIVES

Solazyme proposes to build, operate and optimize a pilot-scale “Solazyme Integrated Biorefinery.” SzIBR will demonstrate integrated scale-up of Solazyme’s novel heterotrophic algal oil biomanufacturing process, validate the projected commercial-scale economics of producing multiple advanced biofuels, and enable Solazyme to collect the data necessary to complete design of the first commercial-scale facility.

Specific project objectives include:

•	Expeditiously commence construction and operations.
•	Integrate all process unit operations successfully into a unified biorefinery.
•	Validate feasibility of low cost production at commercial scale.
•	Demonstrate refining of the algal oil into fully-compliant liquid transportation fuels.
•	Accelerate development of high-impact lignocellulosic feedstocks.
•	Successfully complete the project on schedule.

B.	PROJECT SCOPE

The scope of the proposed project encompasses (i) building, operating and optimizing a pilot-scale integrated biorefinery, (ii) cultivating fuel oil-producing algae, (iii) extracting and purifying oil from the algae, (iv) refining the algal oil to standard liquid transportation fuels, (v) optimizing fermentation parameters at both laboratory and pilot scale, and (vi) gathering data to assist in the design of subsequent demonstration and commercial facilities.

The project advances the goals of the Department of Energy (DOE) Biomass Program and accelerates the nation’s ability to achieve the production targets mandated by the Federal Renewable Fuel Standard (RFS).

C.	TASKS TO BE PERFORMED

BUDGET PERIOD 1 (BP-1): PRELIMINARY ACTIVITIES

A	BP-1 Submission (Preparation/Approval/Reporting)
A.1	Selection Kick-Off Meeting (DOE Core)
A.2	Submission of Award 1 application (DOE Core)
A.3	Acceptance of Award 1 application (DOE Core)
A.4	Release of Award 1 funds (DOE Core)

1

DE-EE0002877.004

Attachment 2

A.5	Reporting BP-1
Solazyme shall submit financial reports, and standard and Recovery Act status reports. Reports will be provided in accordance with the Federal Assistance Reporting Checklist following the instructions included therein.
B	Prepare manufacturing site:
Solazyme shall submit permit applications, finalize and sign engineering contract, procure vendor technical design information for the bulk of the process and utility equipment, complete engineering drawings and procure the longest-lead time equipment items, update the safety plan for the manufacturing site and begin demolition.
B.1.5	Engineering, Procurement and Construction (EPC) contract finalized and signed (DOE Core)
B.3	Define commissioning criteria (DOE Core)
C	BP-2 Application/Submission/Approval
C.1	Environmental Filings
C.1.1.3	National Environmental Policy Act (NEPA) approval to proceed (DOE CORE)
C.3	Update Risk Management Plan (Risk Planning)
C.3.9	Risk mitigation plan validation completed – Award 2 (DOE Core)
C.4	Update Project Management Plan (PMP) (Schedule/Cost Planning)
C.5	Submission of Award 2 application (DOE Core)
C.6	CD-2 Approve Performance Baseline (DOE Core)
C.7	Acceptance of Award 2 application (DOE Core)

BUDGET PERIOD 2 (BP-2): CONSTRUCTION AND OPERATION

D	Funding approval and release activities
D.2	CD-3 Approve Start of Construction (DOE Core)
D.3	Release of Award 2 funds (DOE Core)
E	Feedstock sourcing
F	Create and qualify pilot-scale SzIBR at manufacturing site:
Solazyme shall submit purchase orders for all remaining equipment downstream of fermentation. Solazyme shall prepare space for equipment as needed, install utility connections and accept delivery of equipment. Solazyme shall install, startup, test and qualify all equipment, train operators on new equipment and conduct start-up/safety inspection.
F.4.2	Conduct Start-up/Safety Inspection
F.4.3	CD-4: Start of Operation Approval – Initiate Shakedown (DOE Core)
F.5	Test and qualify facility:
Solazyme shall conduct start-up of unit operations and water checks and start process flow by unit operations to complete a full integrated cycle. Solazyme shall facilitate an Independent Engineer Report.
F.5.4	Shakedown complete (DOE Core)
F.6	Commissioning – Start of operation (DOE Core)

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DE-EE0002877.004

Attachment 2

G	Operate SzIBR to optimize and demonstrate integrated process:
Solazyme shall conduct a series of major campaigns through the entire integrated process flow at SzIBR, collect extensive process data, and optimize the process parameters.
H	Optimize fermentation parameters at laboratory scale to support integrated pilot operations at SzIBR:
Solazyme shall optimize the fermentation performance at laboratory scale in support of operations at SzIBR.
I	Generate concentrated sugars derived from lignocellulosic feedstocks:
Solazyme shall obtain sugars derived from lignocellulosic feedstocks from subcontractor(s).
J	Integrated process campaign on cellulosic-derived sugars at manufacturing site
Solazyme shall conduct at least one integrated campaign at reduced scale on cellulosic-derived sugars, collect process data and test process parameters.
K	Refine algal oil from SzIBR to standard liquid transportation fuels:
Solazyme shall deliver purified algal oil generated in Task G to subcontractors that will refine the oil to standard liquid transportation fuels, including biodiesel and renewable diesel.
L	Project Management BP-2
Solazyme shall submit financial reports, standard and Recovery Act status reports, annual reports and updated pro formas, as well as the Interim Final Technical Report, including property disposition and IP reports. Reports will be provided in accordance with the Federal Assistance Reporting Checklist following the instructions included therein.
M	Complete commissioning of SzIBR
M.1	Facilitate Independent Engineers Performance Test
M.2	Completion of Commissioning Criteria (DOE Core)

N	Extended Operation Period
N.1	Project Management Extended Operation Period
Solazyme shall submit financial reports, the final pro forma, and the Final Technical Report, including final property disposition and final IP reports. Reports will be provided in accordance with the Federal Assistance Reporting Checklist following the instructions included therein.

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DOE F 4000 7		Attachment 3
(02/09)	U.S. Department of Energy
All Other Editions Are Obsolete	FEDERAL ASSISTANCE REPORTING CHECKLIST
AND INSTRUCTIONS

1. Identification Number: DE-EE0002877.001		2. Program/Project Title: Recovery Act – Solazyme Integrated Biorefinery (SzIBR): Diesel Fuels from Heterotrophic Algae
3. Recipient: Solazyme, Inc.
4. Reporting Requirements:		Frequency	No. of Copies	Address
A. MANAGEMENT REPORTING ☑ Progress Report ☑ Special Status Report (see special instructions)		A A		https://www.ecre. pmc.energy.gov/SubmitReports.aspx
B. SCIENTIFIC/TECHNICAL REPORTING (Reports/Products must be submitted with appropriate DOE F 241. The forms are available at www.osti.gov/elink)
Report/Product	Form
☑ Final Scientific Report	DOE F 241.3	F		http://www.osti.gov/elink/2413
☑ Conference papers/proceedings*	DOE F 241.3	A		http://www.osti.gov/elink/2413
☑ Software/Manual	DOE F 241.4	A		http://www.osti.gov/elink/241-4pre.isp
☐ Other (see special instructions)	DOE F 241.3
* Scientific and technical conferences only
C. FINANCIAL REPORTING ☑ SF-425, Federal Financial Report		FQ		https://www.eere- pmc.energy.gov/SumitReports.aspx

D. CLOSEOUT REPORTING
☑ Patent Certification ☑ Property Certification ☐ Other (see Special Instructions)		F F		https://www.eere- pmc.energy.gov/SumitReports.aspx
E. OTHER REPORTING
☑ Annual Indirect Cost Proposal ☑ Annual Inventory of Federally Owned Property, If Any ☑ Other (see special instructions)		FY FY AFQ

FREQUENCY CODES AND DUE DATES:

A – Within 5 calendar days after events or as specified.

F – Final; 90 calendar days after expiration or termination of the award

Y – Yearly; 90 days after the end of the reporting period.

S – Semiannually; within 30 days after end of the reporting period.

Q – Quarterly; within 30 days after end of the reporting period.

5.    Special Instructions: The forms identified in the checklist are available at http://management.energy.gov/business_doc/business_forms.htm.

MANAGEMENT REPORTING

Special Instructions for the Progress Report: 1) The monthly progress report and financial spreadsheet templates will be forwarded to the Recipient after award. These reports are due within 30 days following the end of each month the project is active.

OTHER REPORTING

Special Instructions: 1) A Project Management Plan (PMP) is due to the Project Officer 30 days after award and should be revised on a yearly basis. An electronic template will be provided to the Recipient to complete or update as needed. 2) An Annual Technical and Financial Report must be developed and submitted to the DOE Project Officer after award and must be updated annually throughout the duration of the award. Subject to the availability of project funding, the Report will also be due annually for three (3) years after the facility is substantially completed. The schedule for submission will be established by the DOE Project Officer after award. The format of the report with instructions for completion, the electronic template for reporting data, and the schedule will be forwarded to the Recipient after award. 3) Comprehensive Annual Project Review – The Recipient will be required to present the Annual Technical and Financial Report at a Comprehensive Annual Project Review Meeting. The schedule for the Comprehensive Annual Project Review will be established by the DOE Project Officer after the award. AMERICAN RECOVERY AND REINVESTMENT ACT REPORTING: See the Special Terms and Conditions for Recovery Act reporting requirements, along with the following website: http:/www.federalreporting.gov. The required reports are due no later than ten calendar days after each calendar quarter in which the recipient receives the assistance award funded in whole or in part by the Recovery Act. Recipients are to report according to ARRA reporting instructions.

Federal Assistance Reporting Instructions (02/09)

A.	MANAGEMENT REPORTING

Progress Report

The Progress Report must provide a concise narrative assessment of the status of work and include the following information and any other information identified under Special Instructions on the Federal Assistance Reporting Checklist:

1.	The DOE award number and name of the recipient.

2.	The project title and name of the project director/principal investigator.

3.	Date of report and period covered by the report.

4.	A comparison of the actual accomplishments with the goals and objectives established for the period and reasons why the established goals were not met.

5.	A discussion of what was accomplished under these goals during this reporting period, including major activities, significant results, major findings or conclusions, key outcomes or other achievements. This section should not contain any proprietary data or other information not subject to public release. If such information is important to reporting progress, do not include the information, but include a note in the report advising the reader to contact the Principal Investigator or the Project Director for further information.

6.	Cost Status. Show approved budget by budget period and actual costs incurred. If cost sharing is required break out by DOE share, recipient share, and total costs.

7.	Schedule Status. List milestones, anticipated completion dates and actual completion dates. If you submitted a project management plan with your application, you must use this plan to report schedule and budget variance. You may use your own project management system to provide this information.

8.	Any changes in approach or aims and reasons for change. Remember significant changes to the objectives and scope require prior approval by the contracting officer.

9.	Actual or anticipated problems or delays and actions taken or planned to resolve them.

10.	Any absence or changes of key personnel or changes in consortium/teaming arrangement.

11.	A description of any product produced or technology transfer activities accomplished during this reporting period, such as:

A.	Publications (list journal name, volume, issue); conference papers; or other public releases of results.

B.	Web site or other Internet sites that reflect the results of this project.

C.	Networks or collaborations fostered.

2

D.	Technologies/Techniques.

E.	Inventions/Patent Applications.

F.	Other products, such as data or databases, physical collections, audio or video, software or netware, models, educational aid or curricula, instruments or equipment.

Special Status Report

The recipient must report the following events as soon as possible after they occur:

1.	Developments that have a significant favorable impact on the project.

2.	Problems, delays, or adverse conditions which materially impair the recipient’s ability to meet the objectives of the award or which may require DOE to respond to questions relating to such events from the public. The recipient must report any of the following incidents and include the anticipated impact and remedial action to be taken to correct or resolve the problem/condition:

a.	Any single fatality or injuries requiring hospitalization of five or more individuals.

b.	Any significant environmental permit violation.

c.	Any verbal or written Notice of Violation of any Environmental, Safety, and Health statutes or regulations.

d.	Any incident which causes a significant process or hazard control system failure.

e.	Any event which is anticipated to cause a significant schedule slippage or cost increase.

f.	Any damage to Government-owned equipment valued in excess of $50,000.

g.	Any other incident that has the potential for high visibility in the media.

B.	SCIENTIFIC/TECHNICAL REPORTS

Final Scientific/Technical Report

Content. The final scientific/technical report must include the following information and any other information identified under Special Instructions on the Federal Assistance Reporting Checklist:

1.	Identify the DOE award number; name of recipient; project title; name of project director/principal investigator; and consortium/teaming members.

2.	Display prominently on the cover of the report any authorized distribution limitation notices, such as patentable material or protected data. Reports delivered without such notices may be deemed to have been furnished with unlimited rights, and the Government assumes no liability for the disclosure, use or reproduction of such reports.

3

3.	Provide an executive summary, which includes a discussion of 1) how the research adds to the understanding of the area investigated; 2) the technical effectiveness and economic feasibility of the methods or techniques investigated or demonstrated; or 3) how the project is otherwise of benefit to the public. The discussion should be a minimum of one paragraph and written in terms understandable by an educated layman.

4.	Provide a comparison of the actual accomplishments with the goals and objectives of the project.

5.	Summarize project activities for the entire period of funding, including original hypotheses, approaches used, problems encountered and departure from planned methodology, and an assessment of their impact on the project results. Include, if applicable, facts, figures, analyses, and assumptions used during the life of the project to support the conclusions.

6.	Identify products developed under the award and technology transfer activities, such as:

a.	Publications (list journal name, volume, issue), conference papers, or other public releases of results.

b.	Web site or other Internet sites that reflect the results of this project;

c.	Networks or collaborations fostered;

d.	Technologies/Techniques;

e.	Inventions/Patent Applications, licensing agreements; and

f.	Other products, such as data or databases, physical collections, audio or video, software or netware, models, educational aid or curricula, instruments or equipment.

7.	For projects involving computer modeling, provide the following information with the final report:

a.	Model description, key assumptions, version, source and intended use;

b.	Performance criteria for the model related to the intended use;

c.	Test results to demonstrate the model performance criteria were met. (e.g., code verification/validation, sensitivity analyses, history matching with lab or field data, as appropriate);

d.	Theory behind the model, expressed in non-mathematical terms;

e.	Mathematics to be used, including formulas and calculation methods;

f.	Whether or not the theory and mathematical algorithms were peer reviewed, and, if so, include a summary of theoretical strengths and weaknesses;

4

g.	Hardware requirements; and

h.	Documentation (e.g,, users guide., model code).

Electronic Submission. The final scientific/technical report must be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.gov/elink-2413.

Electronic Format. Reports must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts.

Submittal Form. The report must be accompanied by a completed electronic version of DOE Form 241.3, “U.S. Department of Energy (DOE), Announcement of Scientific and Technical Information (STI).” You can complete, upload, and submit the DOE F.241.3 online via E-Link. You are encouraged not to submit patentable material or protected data in these reports, but if there is such material or data in the report, you must: (1) clearly identify patentable or protected data on each page of the report; (2) identify such material on the cover of the report; and (3) mark the appropriate block in Section K of the DOE F 241.3. Reports must not contain any limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release. Protected data is specific technical data, first produced in the performance of the award that is protected from public release for a period of time by the terms or the award agreement.

Protected Personally Identifiable Information (PII). Management Reports or Scientific/Technical Reports must not contain any Protected PII. PII is any information about an individual which can be used to distinguish or trace an individual’s identity. Some information that is considered to be PII is available in public sources such as telephone books, public websites, university listings, etc. This type of information is considered to be Public PII and includes, for example, first and last name, address, work telephone number, e-mail address, home telephone number, and general educational credentials. In contrast, Protected PII is defined as an individual’s first name or first initial and last name in combination with any one or more of types of information, including, hut not limited to, social security number, passport number, credit card numbers, clearances, bank numbers, biometrics, date and place of birth, mother’s maiden name, criminal, medical and financial records, educational transcripts, etc.

Conference Papers/Proceedings

Content. The recipient must submit a copy of any conference papers/proceedings, with the following information: (1) Name of conference; (2) Location of conference; (3) Date of conference; and (4) Conference sponsor.

Electronic Submission. Scientific/technical conference paper/proceedings must be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.gov/elink-2413. Non-scientific/technical conference papers/proceedings must be sent to the URL listed on the Reporting Checklist.

Electronic Format. Conference papers/proceedings must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts.

5

Submittal Form. Scientific/technical conference papers/proceedings must be accompanied by a completed DOE Form 241.3. The form and instructions are available on E-Link at http://www.osti.gov/elink-2413. This form is not required for non-scientific or non-technical conference papers or proceedings.

Software/Manual

Content. Unless otherwise specified in the award, the following must be delivered: source code, the executable object code and the minimum support documentation needed by a competent user to understand and use the software and to be able to modify the software in subsequent development efforts.

Electronic Submission. Submissions may be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.gov/estsc/241-4pre.jsp. They may also be submitted via regular mail to:

Energy Science and Technology Software Center

P.O. Box 1020

Oak Ridge, TN 37831

Submittal Form. Each software deliverable and its manual must be accompanied by a completed DOE Form 241.4 “Announcement of U.S. Department of Energy Computer Software.” The form and instructions are available on E-Link at http://www.osti.gov/estsc//241-4pre.jsp.

C.	FINANCIAL REPORTING

Recipients must complete the SF-425 as identified on the Reporting Checklist in accordance with the report instructions. A fillable version of the form is available at http://www.whitehouse.gov/omb/grants/grants_forms.aspx.

D.	CLOSEOUT REPORTS

Final Invention and Patent Report

The recipient must provide a DOE Form 2050.11, “PATENT CERTIFICATION.” This form is available at http://www.directives.doe.gov/pdfs/forms/2050-11.pdf and http://management.energy.gov/business_doe/business_forms.htm.

Property Certification

The recipient must provide the Property Certification, including the required inventories of non-exempt property, located at http://managment.energy.gov/business_doe/business_forms.htm.

6

E.	OTHER REPORTING

Annual Indirect Cost Proposal and Reconciliation

Requirement. In accordance with the applicable cost principles, the recipient must submit an annual indirect cost proposal, reconciled to its financial statements, within six months after the close of the fiscal year, unless the award is based on a predetermined or fixed indirect rate(s), or a fixed amount for indirect facilities and administration (F&A) costs.

Cognizant Agency. The recipient must submit its annual indirect cost proposal directly to the cognizant agency for negotiating and approving indirect costs.

Annual Inventory of Federally Owned Property

Requirement. If at any time during the award the recipient is provided with Government-furnished property or acquires property with project funds and the award specifies that the property vests in the Federal Government (i.e. federally owned property), the recipient must submit an annual inventory of this property to the DOE Award Administrator identified in Block 12 of the Notice of Financial Assistance Award no later than October 30th of each calendar year, to cover an annual reporting period ending on the preceding September 30th.

Content of Inventory. The inventory must include a description of property, tag number, acquisition date, location of property, and acquisition cost, if purchased with project funds. The report must list all federally owned property, including property located at subcontractor’s facilities or other locations.

7

Applicant Name:	Solazyme, Inc.	Award Number:	DE-EE0002877.004	Attachment 4

Budget Information - Non Construction Programs

OMB Approval No. 0348-0044

Section A - Budget Summary
	Grant Program Function or Activity	Catalog of Federal Domestic Assistance Number	Estimated Unobligated Funds		New or Revised Budget
			Federal	Non-Federal	Federal	Non-Federal	Total

	(a)	(b)	(c )	(d)	(e)	(f)	(g)
1.	Budget Period 1	81.087			$7,363,464	$1,849,866	$9,213,330
2.	Budget Period 2	81.087			TBD	TBD	TBD
3.
4.
5.	Totals				$7,363,464	$1,849,866	$9,213,330
Section B - Budget Categories
6.	Object Class Categories		Grant Program, Function or Activity				Total (5)
			(1) Period 1	(2) Period 2	(3)	(4)
	a. Personnel		[*]	TBD			[*]
	b. Fringe Benefits		[*]	TBD			[*]
	c. Travel		[*]	TBD			[*]
	d. Equipment		[*]	TBD			[*]
	e. Supplies		[*]	TBD			[*]
	f. Contractual		[*]	TBD			[*]
	g. Construction		[*]	TBD			[*]
	h. Other		[*]	TBD			[*]
	i. Total Direct Charges (sum of 6a-6h)		[*]	TBD			[*]
	j. Indirect Charges		[*]	TBD			[*]
	k. Totals (sum of 6i-6j)		$9,213,330	TBD			$9,213,330

7.	Program Income		$0	TBD			$0

SF-424A (Rev. 4-92)
Previous Edition Usable	Prescribed by OMB Circular A-102

Authorized for Local Reproduction

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

DE-EE0002877.001

Attachment 5

APPENDIX

To

SPECIAL TERMS AND CONDITIONS, PROVISION 34

REQUIREMENTS FOR CONTINGENCY FUNDS FOR INTEGRATED BIOREFINERY PROJECTS

TO DE-EE0002877 – Solazyme, Inc. Biorefinery Project

I. Background

Recipients of awards selected under Funding Opportunity Announcement DE-FOA-0000096 are required to provide an initial amount of Contingency funds equal to not less than 25 percent of the Total Project Cost (TPC), subject to the requirements and clarifications provided in this Appendix. TPC includes the approved combined Federal and Recipient cost share funding amounts to accomplish the approved scope in the Statement of Project Objectives that are allowable, reasonable and allocable to the project in accordance with 10 Code of Federal Regulations (CPR) 600.317.

II. Definition

For the purposes of this award, Contingency is defined as follows:

A provision in the project management plan to mitigate cost and/or schedule risk (Project Management Body of Knowledge, Third Edition).

III. Requirements

A. Purpose

The Recipient may expend Contingency funds solely for the purpose of mitigating risks to the cost and/or schedule associated with the project performance baseline and consistent with the Risk Mitigation or Management Plan (RMP) and Risk Register. Schedule risks ultimately would be reflected as cost overruns. It is expected that those risks will either be: a) performance baseline schedule and/or cost risks that are identified in the RMP and Risk Register (known risks or opportunities); or, b) to mitigate unknown performance baseline risks or uncertainties that become incorporated into the RMP and Risk Register as they are discovered.

B. Framework and Criteria

1.	The framework that governs the use of Contingency funds on the project authorized under this award relies on the Recipient to manage and control project performance baseline risks, opportunities and uncertainties utilizing the most recent, change-controlled performance baseline, Risk RMP and Risk Register. As risks are successfully mitigated throughout the duration of the project, the need for contingency is anticipated to decline. At the point when the performance test has been completed, the number and magnitude of risks and the available project and Contingency funds will need to be evaluated prior to DOE’s Critical Decision 4 – Approval of Operations.

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DE-EE0002877.001

Attachment 5

2.	The initial 25 percent minimum Contingency is calculated based on the TPC (DOE share + Recipient cost of share) in dollars. The award is divided into two budget periods – Budget Periods 1 and 2 (BP1 and BP2). BP1 primarily involves relatively low risk activities associated with design work, permitting, environmental baseline data gathering and analysis, financial close, and other activities that should not require significant contingency to be managed effectively. Therefore, for the purposes of this award, the 25% minimum Contingency requirement will be calculated based on the estimated TPC balance that begins with Budget Period 2 (BP2 – construction and operations). The Recipient will need to provide evidence (consistent with evidence standards identified in C. below) of meeting the required 25% minimum Contingency prior to DOE authorizing Critical Decision 3 – Approve Start of Construction. For example, if the BP2 estimate for construction and operations equals a TPC of $100 million, with $50 million DOE funds and $50 million Recipient cost share funds, a minimum of $25 million in initial Contingency funds would be required at the start of BP2. Any increase in the TPC resulting from cost and/or schedule overruns incurred during BP1 will be added to the BP2 TPC before calculating the initial 25% Contingency minimum.

3.	Contingency Funds must be: a) liquid, b) immediately available, and c) unrestricted funds that are dedicated to the project.

4.	Expenditures of Contingency funds is in addition to the TPC, and cannot count towards cost share. Similarly, expenditures of Contingency cannot result in reimbursement by DOE above the share approved for the project.

5.	Contingency is NOT to be included in the project budget estimate.

6.	The use of Contingency funds cannot be considered allowable costs under the award unless and until Recipient has actually expended such funds to address cost and/or schedule overruns to the performance baseline.

7.	Estimated or projected program income CANNOT count towards contingency up front. However, the Recipient may use program income to reimburse actual expenditures of Contingency funds upon approval by the DOE Contracting Officer.

C. Acceptable Evidence of Sufficient Contingency Funds

1.	Recipient must provide evidence of Contingency funds that are dedicated to the project and sufficient to meet the 25 percent minimum, which must be documented and reported on a monthly basis consistent with the reporting requirements for this award.

2.	Below is a list of the types of evidence the Contracting Officer may consider. Although this list is not all-inclusive, it represents some of the types of documents the Contracting Officer may consider as evidence of adequate Contingency. DOE will review evidence of adequate Contingency provided by the Recipient on a case-by-case basis to determine its acceptability. This evidence may include, but not is not limited to, one or a combination of the following:

(i)	Bank statement of availability of funds

(ii)	Letter of credit

2

DE-EE0002877.001

Attachment 5

(iii)	Evidence of sufficient cash funds (e.g., a letter from the bank or investors certifying to the specific amounts and availability of cash contributions)

(iv)	EPC Performance Guarantees

(v)	Evidence of funds in an escrowed account dedicated to the project

(vi)	Performance bond(s) – Terms and conditions must be approved by the Contracting Officer

3.	Self-certification of the availability of Contingency funds is generally NOT acceptable evidence. In order for self-certification to be considered acceptable by the Contracting Officer, the following minimum requirements must be met:

a.	An executive officer from the Recipient (typically, the Chief Financial Officer) who has control of the disbursement of Contingency funds must:

i.	Certify to no less than the minimum required initial specific amount, types and availability of Contingency funds;

ii.	Report on the expenditure of those funds monthly to the Contracting Officer; and

iii.	Recertify to the specific amount, type and availability of Contingency funds each month.

b.	Any Contingency funds expended to address risks and/or opportunities in the performance baseline must be transparent and documented through the most recent approved baseline change control procedure; and

c.	The documentation of expenditures of Contingency funds must be transparent such that an independent auditor would be able to easily track the use of such funds through the financial accounting system to the project code of accounts and to the performance baseline cost overruns.

D. Control and Management of Contingency Funds

1.	Cost overruns that result in changes to the performance baseline must go through baseline change control. Cost overruns involving the use of Contingency must be documented through the most recent, approved baseline change control procedure. Those cost or schedule overruns that exceed the DOE-approved change control threshold must be approved by DOE. Exception: In the situation where an event occurs that compromises safety or threatens human health or the environment, the Recipient is expected to expend the appropriate amount of resources and/or Contingency necessary to manage the event and the project to a safe configuration. Changes to the performance baseline and any cost overruns resulting from the event shall be addressed after the Recipient has achieved a safe project configuration.

2.	Any month in which the amount of Contingency becomes insufficient to meet the required minimum, it must be reported to the Contracting Officer within five (5) calendar days of discovery.

3

DE-EE0002877.001

Attachment 5

3.	Incorporation of Contingency within the basis of estimates for each activity shall not be allowed. Activity estimates should be consistent with standard Recipient project estimating methods (e.g., activity-based cost estimating, parametric cost estimating, etc.), but shall avoid the embedding and layering of contingency throughout the Work Breakdown Structure (WBS).

4.	At the completion of performance test (as described in the performance baseline), DOE will conduct the Critical Decision 4 (CD-4) – Approval of Operations review. This review will also be the point at which DOE will determine the amount of Contingency the Recipient will be required to have available during the operations phase. The criteria for this determination will be as follows:

a.	Pilot plants – The amount of the Contingency typically required will be based on a minimum of 10 percent of the initial capital cost (BP2 TPC). Using this as a base, the amount of Contingency will be adjusted taking into account risk mitigation trends through the end of the performance test. For example, if the estimate to complete (ETC) and remaining risks through the end of the performance test reflect successful risk mitigation and cost effective project performance management, DOE would factor that into its decision on what percentage contingency will be required for the operations phase. DOE will withhold a percentage of its funds to assure that the operations phase is completed in accordance with the performance baseline and that DOE receives operations data in the form required.

b.	Demonstration plants – The required amount of Contingency typically will be based on a minimum of 10 percent of the initial capital cost (BP2 TPC). Using this as a base, the amount of Contingency will be adjusted using risk mitigation trends through completion of the performance test. For example, if the ETC and risks remaining through the end of the performance test reflect successful risk mitigation and cost effective project performance management, DOE could factor that into its decision on what percentage contingency will be required for the operations phase. Furthermore, if the cost of the core technology exceeds 10 percent of the initial capital cost (BP2 TPC), DOE will factor this into the percentage of DOE funds to be withheld to assure that the operations phase is completed in accordance with the performance baseline.

4

Department of Energy Golden Field Office 1617 Cole Boulevard Golden, Colorado 80401-3393 June 8, 2010

Ms. Sarah Larkin McQuaid, Ph.D., P.M.P.,

Associate Director Program Management

Solazyme, Inc.

561 Eceles Ave.

South San Francisco, CA 94080-1906

Dear Dr. McQuaid:

SUBJECT:	Clarification of Terms in the Requirements for Contingency Funds for Integrated Biorefinery Projects under Award No. DE-EE0002877, “Recovery Act – Solazyme Integrated Biorefinery (SZIBR): Diesel Fuels from Heterotrophic Algae”

This letter is to clarify the meaning of the term “dedicated,” as used in the Appendix to Special Terms and Conditions, Paragraph 34, Requirements for Contingency Funds for integrated Biorefinery Projects (hereafter “Appendix”), as applied to the Solazyme, Inc. Biorefinery Project. Specifically, the Appendix states that “Contingency Funds must be: a) liquid, b) immediately available, and c) unrestricted funds that are dedicated to the project.”

DOE intends that the term “dedicated,” as used above in clause c) and elsewhere in Paragraph 34 of the Special Terms and Conditions means that the “Contingency Funds” are “available for use in” the project. The term “dedicated” is not intended to mean a strict segregation or restriction of the Contingency Funds from Recipient’s other cash and investment balances. Instead, the term is intended to convey that, should cost overruns materialize in Budget Period 2, the Recipient has agreed that contingency funds are available to cover a minimum of 25% of total Budget Period 2 costs. The requirement that liquid, immediately available, and unrestricted Contingency Funds be “dedicated” to the project may be met so long as the Recipient’s unencumbered cash and investment balances, as evidenced by account statements and certification by an executive officer pursuant to Appendix paragraph C.3.a., are sufficient and available to cover the required contingency for the project.

In addition, as provided in the Appendix, where Recipient demonstrates that it has adequately controlled for project performance risk, opportunities, and uncertainties, DOE, at Recipient’s reasonable request, will assess the reduced risk profile and, if appropriate, reduce the effective Contingency Funds requirement.

Dr. McQuaid	-2-	June 8, 2010

Should you have additional questions or concerns, please contact Christy Sterner, Project Officer, at (303) 275-4720 or christy.sterner@go.doe.gov or Molly Hames, Grants and Agreements Specialist, at (303) 275-4864 or molly.hames@go.doe.gov.

Sincerely,

/s/ Melissa Wise

Melissa Wise

Contracting Officer

DE-EE0002877.004

SPECIAL TERMS AND CONDITIONS

Table of Contents

Number	Subject	Page
1.	RESOLUTION OF CONFLICTING CONDITIONS	3
2.	AWARD AGREEMENT TERMS AND CONDITIONS	3
3.	ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS	3
4.	AWARD PROJECT PERIOD AND BUDGET PERIODS	3
5.	PAYMENT PROCEDURES – REIMBURSEMENT THROUGH THE AUTOMATED CLEARING HOUSE (ACH) VENDOR INQUIRY PAYMENT ELECTRONIC REPORTING SYSTEM (VIPERS)	4
6.	COST SHARING	5
7.	REBUDGETING AND RECOVERY OF INDIRECT COSTS	5
8.	USE OF PROGRAM INCOME – COST SHARING	6
9.	FINAL INCURRED COST AUDIT	6
10.	STATEMENT OF FEDERAL STEWARDSHIP	6
11.	STATEMENT OF SUBSTANTIAL INVOLVEMENT	6
12.	SITE VISITS	7
13.	REPORTING REQUIREMENTS	8
14.	PUBLICATIONS	8
15.	FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS	9
16.	INTELLECTUAL PROPERTY PROVISIONS AND CONTACT INFORMATION	9
17.	NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD	9
18.	CONTINUATION APPLICATION AND FUNDING	10
19.	LOBBYING RESTRICTIONS	11
20.	NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS — SENSE OF CONGRESS	11
21.	FUNDING OF BUDGET PERIODS	11
22.	PROPERTY	12
23.	DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS	12
24.	INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP	12
25.	REPORTING SUBAWARDS AND EXECUTIVE COMPENSATION	13
26.	CENTRAL CONTRACTOR REGISTRATION AND UNIVERSAL IDENTIFIER REQUIREMENTS	17
27.	NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS	18
28.	INDEMNITY	19
29.	CONTINGENCY	19
30.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009)	19
31.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512 OF THE RECOVERY ACT	24
32.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS – SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009	24
33.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) – SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009	27

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Number	Subject	Page
34.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS	31
35.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT	32
36.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT	32

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1.	RESOLUTION OF CONFLICTING CONDITIONS

Any apparent inconsistency between Federal statutes and regulations and the terms and conditions contained in this award must be referred to the DOE Award Administrator for guidance.

2.	AWARD AGREEMENT TERMS AND CONDITIONS

This award/agreement consists of the Assistance Agreement, plus the following:

a.	Special Terms and Conditions.
b.	Attachments:

Attachment Number	Title
1.	Intellectual Property Provisions
2.	Statement of Project Objectives
3.	Federal Assistance Reporting Checklist and Instructions
4.	Budget Pages (SF 424A)
5.	Requirements for Contingency Funds for Integrated Biorefinery Projects

c.	Applicable program regulations.
d.	DOE Assistance Regulations, 10 CFR Part 600 at http://ecfr.gpoaccess.gov.
e.	Application/proposal as approved by DOE.
f.	National Policy Assurances to be incorporated as award terms in effect on date of award at http://management.energy.gov/business_doe/1374.htm.

3.	ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS

Acknowledgement of award documents by the Recipient’s authorized representative through electronic systems used by the Department of Energy, specifically FedConnect, constitutes the Recipient’s acceptance of the terms and conditions of the award. Acknowledgement via FedConnect by the Recipient’s authorized representative constitutes the Recipient’s electronic signature.

4.	AWARD PROJECT PERIOD AND BUDGET PERIODS

The Project Period for this award is 01/28/2010 through 03/31/2014, consisting of the following Budget Periods:

Budget Period	Start Date	End Date
1	01/28/2010	09/30/2011
2	10/01/2011	03/31/2014

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5.	PAYMENT PROCEDURES—REIMBURSEMENT THROUGH THE AUTOMATED CLEARING HOUSE (ACH) VENDOR INQUIRY PAYMENT ELECTRONIC REPORTING SYSTEM (VIPERS)

a.	Method of Payment. Payment will be made by reimbursement through ACH.

b.	Requesting Reimbursement. Requests for reimbursements must be made electronically through Department of Energy’s Oak Ridge Financial Service Center (ORFSC) VIPERS. To access and use VIPERS, you must enroll at https://finweb.oro.doe.gov/vipers.htm. Detailed instructions on how to enroll are provided on the web site.

For non-construction awards, you must submit a Standard Form (SF) 270, “Request for Advance or Reimbursement,” at https://finweb.oro.doe.gov/vipers.htm and attach a file containing appropriate supporting documentation. The file attachment must show the total Federal share claimed on the SF 270, the non-Federal share claimed for the billing period if cost sharing is required, and cumulative expenditures to date (both Federal and non-Federal) for each of the following categories: salaries/wages and fringe benefits; equipment; travel; participant/training support costs, if any; other direct costs, including subawards/contracts; and indirect costs. For construction awards, you must submit a SF 271, “Outlay Report and Request for Reimbursement for Construction Programs,” through VIPERS.

c.	Timing of submittals. Submittal of the SF 270 or SF 271 should coincide with your normal billing pattern, but not more frequently than every two weeks. Requests for reimbursement must be limited to the amount of disbursements made during the billing period for the Federal share of direct project costs and the proportionate share of any allowable indirect costs incurred during that billing period.

d.	Adjusting payment requests for available cash. You must disburse any funds that are available from repayments to and interest earned on a revolving fund, program income, rebates, refunds, contract settlements, audit recoveries, credits, discounts, and interest earned on any of those funds before requesting additional cash payments from DOE.

e.	Payments. The DOE approving official will approve the invoice as soon as practical, but not later than 30 days after your request is received, unless the billing is improper. Upon receipt of an invoice payment authorization from the DOE approving official, the ORFSC will disburse payment to you. You may check the status of payments at the VIPER web site. All payments are made by electronic funds transfer to the bank account identified on the ACH Vendor/Miscellaneous Payment Enrollment Form (SF 3881) that you filed.

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6.	COST SHARING

a.	Total Estimated Project Cost is the sum of the Federal Government share and Recipient share of the estimated project costs. The Recipient’s cost share must come from non-Federal sources unless otherwise allowed by law. By accepting Federal funds under this award, you agree that you are liable for your percentage share of total allowable project costs, on a budget period basis, even if the project is terminated early or is not funded to its completion. This cost is shared as follows:

	100	100	100
Budget Period	DOE Cost Share $ / %	Recipient Cost Share $ / %	Total Estimated Costs
1	$7,363,464 / 79.9%	$1,849,866 / 20.1%	$9,213,330
2	TBD	TBD	TBD
Total Project	TBD	TBD	TBD

b.	If you discover that you may be unable to provide cost sharing of at least the amount identified in paragraph a of this Article, you should immediately provide written notification to the DOE Award Administrator, indicating whether you will continue or phase out the project. If you plan to continue the project, the notification must describe how replacement cost sharing will be secured.

c.	You must maintain records of all project costs that you claim as cost sharing, including in-kind costs, as well as records of costs to be paid by DOE. Such records are subject to audit.

d.	Failure to provide the cost sharing required by this Article may result in the subsequent recovery by DOE of some or all the funds provided under the award.

7.	REBUDGETING AND RECOVERY OF INDIRECT COSTS

a.	If actual allowable indirect costs are less than those budgeted and funded under the award, you may use the difference to pay additional allowable direct costs during the project period. If at the completion of the award the Government’s share of total allowable costs (i.e., direct and indirect), is less than the total costs reimbursed, you must refund the difference.

b.	Recipients are expected to manage their indirect costs. DOE will not amend an award solely to provide additional funds for changes in indirect cost rates. DOE recognizes that the inability to obtain full reimbursement for indirect costs means the Recipient must absorb the underrecovery. Such underrecovery may be allocated as part of the organization’s required cost sharing.

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c.	The Recipient shall not be reimbursed on this project for any final indirect costs that are in excess of the following designated indirect rate ceilings or specific amounts. In addition, the Recipient shall neither count costs in excess of the application of the rate ceilings or specific amounts as cost share, nor allocate such costs to other federally sponsored project, unless approved by the Contracting Officer. This restriction does not apply to subawardees’ indirect costs.

Type of Rate	Ceiling
Indirect Charges	[*]

8.	USE OF PROGRAM INCOME – COST SHARING

If the Recipient earns income during the project period as a result of this award, that program income may be used by Recipient to finance its’ cost sharing requirement under the award. In addition, the Recipient may use program income to reimburse actual expenditures of Contingency Funds established under this award.

9.	FINAL INCURRED COST AUDIT

In accordance with 10 CFR 600, DOE reserves the right to initiate a final incurred cost audit on this award. If the audit has not been performed or completed prior to the closeout of the award, DOE retains the right to recover an appropriate amount after fully considering the recommendations on disallowed costs resulting from the final audit.

10.	STATEMENT OF FEDERAL STEWARDSHIP

DOE will exercise normal Federal stewardship in overseeing the project activities performed under this award. Stewardship activities include, but are not limited to, conducting site visits; reviewing performance and financial reports; providing technical assistance and/or temporary intervention in unusual circumstances to correct deficiencies which develop during the project; assuring compliance with terms and conditions; and reviewing technical performance after project completion to ensure that the award objectives have been accomplished.

11.	STATEMENT OF SUBSTANTIAL INVOLVEMENT

1.	Government Insight

In order to adequately monitor project progress and provide technical direction and/or redirection to the Recipient, DOE must be provided an adequate level of insight into various Recipient activities. Government Insight activities by DOE include attendance at Recipient meetings, reviews and tests, as well as access for DOE’s consultants to perform independent evaluations of Recipient’s plans and processes. Recipient shall notify the DOE Project Officer of meetings, reviews, and tests in sufficient time to permit DOE participation, and provide all appropriate documentation for DOE review.

* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.	Specific activities to be conducted by DOE:

a.	Risk Evaluation – DOE will review the Recipient’s initial Risk Mitigation Plan (RMP) for quality and completeness. DOE will also monitor updates to the RMP and actions taken by the Recipient during the performance of its award to mitigate risks and improve the probability of successful execution of the integrated Biorefinery project. At DOE’s discretion, additional independent risk analyses of the project by DOE consultants may be requested.

b.	Independent Engineering Assessments – DOE will engage a private, independent engineering (IE) firm to assist in assessing the progress of the project and provide timely and accurate reports to DOE. The Recipient will ensure that the IE has access to any and all relevant documentation sufficient to allow the IE to provide independent evaluations to DOE on the progress of the project. Such documentation includes but is not limited to the following:

•	Drawings and specifications
•	Construction and Execution plans
•	Resource loaded schedules
•	Design functions and requirements for the site final design review
•	Risk management plans
•	Value management and engineering studies and/or plans
•	Acquisition strategies
•	Project execution plans
•	Project controls including earned value management systems
•	Qualifications of the integrated project team.
•	Financial strategy for funding the construction project
•	Updated marketing and business plan
•	Invoices submitted to DOE

DOE will evaluate the quality and completeness of information and documentation provided by the Recipient to DOE and its consultants in order to allow DOE to provide technical direction and/or redirection to the Recipient about how best to achieve the purposes of the award. Consultants to DOE may not provide technical direction and/or redirection to the Recipient.

12.	SITE VISITS

DOE’s authorized representatives have the right to make site visits at reasonable times to review project accomplishments and management control systems and to provide technical assistance, if required. You must provide, and must require your subawardees to provide, reasonable access to facilities, office space, resources, and assistance for the safety and convenience of the government representatives in the performance of their duties. All site visits and evaluations must be performed in a manner that does not unduly interfere with or delay the work.

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13.	REPORTING REQUIREMENTS

a.	Requirements. The reporting requirements for this award are identified on the Federal Assistance Reporting Checklist, DOE F 4600.2, attached to this award. Failure to comply with these reporting requirements is considered a material noncompliance with the terms of the award. Noncompliance may result in withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform, or unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

b.	Dissemination of scientific/technical reports. Scientific/technical reports submitted under this award will be disseminated on the Internet via the DOE Information Bridge (www.osti.gov/bridge), unless the report contains patentable material, protected data or SBIR/STTR data. Citations for journal articles produced under the award will appear on the DOE Energy Citations Database (www.osti.gov/energycitations).

c.	Restrictions. Reports submitted to the DOE Information Bridge must not contain any Protected Personal Identifiable Information (PII), limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release.

14.	PUBLICATIONS

a.	You are encouraged to publish or otherwise make publicly available the results of the work conducted under the award.

b.	An acknowledgment of DOE support and a disclaimer must appear in the publication of any material, whether copyrighted or not, based on or developed under this project, as follows:

Acknowledgment: “This material is based upon work supported by the Department of Energy [National Nuclear Security Administration] [add name(s) of other agencies, if applicable] under Award Number(s) [enter the award number(s)].”

Disclaimer: “This report was prepared as an account of work sponsored by an agency of the United States Government. Neither the United States Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights. Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessarily constitute or imply its endorsement, recommendation, or favoring by the United States Government or any agency thereof. The views and opinions of authors expressed herein do not necessarily state or reflect those of the United States Government or any agency thereof.”

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15.	FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS

You must obtain any required permits and comply with applicable federal, state, and municipal laws, codes, and regulations for work performed under this award.

16.	INTELLECTUAL PROPERTY PROVISIONS AND CONTACT INFORMATION

a.	The intellectual property provisions applicable to this award are provided as an attachment to this award.

b.	Questions regarding intellectual property matters should be referred to the DOE Award Administrator identified and the Patent Counsel designated as the service provider for the DOE office that issued the award.

The Patent Counsel for the Golden Field Office is Julia Moody, who may be reached at julia.moody@go.doe.gov or 303-275-4867.

17.	NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD

a.	This award is intended for unclassified, publicly releasable research. You will not be granted access to classified information. DOE does not expect that the results of the research project will involve classified information. Under certain circumstances, however, a classification review of information originated under the award may be required. The Department may review research work generated under this award at any time to determine if it requires classification.

b.	Executive Order 12958 (60 Fed. Reg. 19,825 (1995)) states that basic scientific research information not clearly related to the national security shall not be classified. Nevertheless, some information concerning (among other things) scientific, technological, or economic matters relating to national security or cryptology may require classification. If you originate information during the course of this award that you believe requires classification, you must promptly:

1.	Notify the DOE Project Officer and the DOE Award Administrator;

2.	Submit the information by registered mail directly to the Director, Office of Classification and Information Control, SO-10.2; U.S. Department of Energy; P.O. Box A; Germantown, MD 20875-0963, for classification review.

3.	Restrict access to the information to the maximum extent possible until you are informed that the information is not classified, but no longer than 30 days after receipt by the Director, Office of Classification and Information Control

DE-EE0002877.004

c.	If you originate information concerning the production or utilization of special nuclear material (i.e., plutonium, uranium enriched in the isotope 233 or 235, and any other material so determined under section 51 of the Atomic Energy Act) or nuclear energy, you must:

1.	Notify the DOE Project Officer and the DOE Award Administrator;

2.	Submit the information by registered mail directly to the Director, Office of Classification and Information Control, SO-10.2; U.S. Department of Energy; P. O. Box A; Germantown, MD 20875-0963 for classification review within 180 days of the date the Recipient first discovers or first has reason to believe that the information is useful in such production or utilization; and

3.	Restrict access to the information to the maximum extent possible until you are informed that the information is not classified, but no longer than 90 days after receipt by the Director, Office of Classification and Information Control.

d.	If DOE determines any of the information requires classification, you agree that the Government may terminate the award by mutual agreement in accordance with 10 CFR 600.25(d). All material deemed to be classified must be forwarded to DOE, in a manner specified by DOE.

e.	If DOE does not respond within the specified time periods, you are under no further obligation to restrict access to the information.

18.	CONTINUATION APPLICATION AND FUNDING

a.	Continuation Application. A continuation application is a non-competitive application for an additional budget period within a previously approved project period. At least 60 days before the end of each budget period, your continuation application must be submitted to the DOE Project Officer and the DOE Award Administrator identified in the Assistance Agreement, to be eligible to receive a continuation award for the next budget period. The continuation application must include the following information:

1.	Application for Federal Assistance, SF-424.

2.	A continuation report, which must provide a summary of the progress towards meeting the objectives of the award, including any significant findings, conclusions, or developments, a comparison of actual accomplishment with the objectives established for the reporting period (milestones, deliverables, decision point criteria and stage gates), reasons for slippage if goals were not met, an estimate of any unobligated balances remaining at the end of the budget period, and when applicable an explanation of cost overruns or underruns. A description of your plans for the award during the upcoming budget period and any variance from the DOE approved objectives needs to be included in the continuation application package.

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3.	A detailed budget and supporting justification for the upcoming budget period with the supporting documentation below, including an estimate of DOE funds expected to be remaining at the end of the current budget period:

a)	Budget Information – Non Construction Programs, SF-424A.

b)	Cost Reasonableness Determination, PMC 123.1 (Excel Version).

4.	Environmental Checklist, EF1, (This form should be completed on-line at https://www.eere-pmc.energy.gov/).

5.	Commitment Letters from Third Parties Contributing to Cost Sharing, if applicable.

6.	Statement of Project Objectives (SOPO), if revision is required.

b.	Continuation Funding. Continuation funding is contingent on: (1) availability of funds; (2) meeting the objectives, milestones, deliverables, decision point criteria and stage gates of your award and obtaining approval from DOE to continue work on the project (DOE authorizing either Pass or Redirect through a stage-gate review); (3) submittal of required reports; or (4) compliance with the terms and conditions of the award.

19.	LOBBYING RESTRICTIONS

By accepting funds under this award, you agree that none of the funds obligated on the award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

20.	NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS — SENSE OF CONGRESS

It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

21.	FUNDING OF BUDGET PERIODS

DOE has obligated $21,765,738 for completion of the project authorized by this agreement; however, only $7,363,464 is available for work performed by the Recipient during Budget Period 1 of the project. For Budget Period 2, the remainder or $14,402,274 will be available contingent upon the submission by the Recipient of a continuation application and written approval of the continuation application by the DOE Contracting Officer.

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In the event that the Recipient does not submit a continuation application for subsequent Budget Periods, or DOE disapproves a continuation application for subsequent Budget Periods, the maximum DOE liability to the Recipient is the funds that are available for the current approved Budget Period. In such event, DOE reserves the right to deobligate any remaining funds.

22.	PROPERTY

Real property and equipment acquired by the Recipient shall be subject to the rules set forth in 10 CFR 600.130-137, 10 CFR 600.231-233, or 10 CFR 600.320-324, as applicable.

Consistent with the goals and objectives of this project, the Recipient may continue to use Recipient acquired property beyond the Period of Performance, without obligation, during the period of such use, to extinguish DOE’s conditional title to such property as described in 10 CFR 600.132-135, 10 CFR 600.231-233, or 600.321-324, subject to the following: (a) the Recipient continues to utilize such property for the objectives of the project as set forth in the Statement of Project Objectives; (b) DOE retains the right to periodically ask for, and the Recipient agrees to provide, reasonable information concerning the use and condition of the property; and (c) the Recipient follows the property disposition rules set forth in the applicable sections of 10 CFR Part 600, if the property is no longer used by the Recipient for the objectives of the project, and the fair market value of property exceeds $5,000.

Once the per unit fair market value of the property is less than $5,000, pursuant to the applicable sections of 10 CFR Part 600, DOE’s residual interest in the property shall be extinguished and the Recipient shall have no further obligation to the DOE with respect to the property.

The regulations as set forth in 10 CFR Part 600 and the requirements of this article shall also apply to property in the possession of any team member, sub-recipient or other entity where such property was acquired in whole or in part with funds provided by DOE under this award or where such property was counted as cost-sharing under the award.

23.	DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS

Notwithstanding any other provisions of this Agreement, the Government shall not be responsible for or have any obligation to the Recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the Recipient’s facilities, or (ii) any costs which may be incurred by the Recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of the Agreement.

24.	INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP

a.

You shall immediately notify the DOE of the occurrence of any of the following events: (i) you or your parent’s filing of a voluntary case seeking liquidation or reorganization under the Bankruptcy Act; (ii) your consent to the institution of an involuntary case under

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the Bankruptcy Act against you or your parent; (iii) the filing of any similar proceeding for or against you or your parent, or your consent to the dissolution, winding-up or readjustment of your debts, appointment of a receiver, conservator, trustee, or other officer with similar powers over you, under any other applicable state or federal law; or (iv) your insolvency due to its inability to pay debts generally as they become due.

b.	Such notification shall be in writing and shall: (i) specifically set out the details of the occurrence of an event referenced in paragraph (a); (ii) provide the facts surrounding that event; and (iii) provide the impact such event will have on the project being funded by this award.

c.	Upon the occurrence of any of the four events described in paragraph a. of this provision, DOE reserves the right to conduct a review of your award to determine your compliance with the required elements of the award (including such items as cost share, progress towards technical project objectives, and submission of required reports). If the DOE review determines that there are significant deficiencies or concerns with your performance under the award, DOE reserves the right to impose additional requirements, as needed, including (i) change of payment method; or (ii) institute payment controls.

d.	Failure of the Recipient to comply with this provision may be considered a material noncompliance of this financial assistance award by the Contracting Officer.

25.	REPORTING SUBAWARDS AND EXECUTIVE COMPENSATION

a.	Reporting of first-tier subawards.

1. Applicability. Unless you are exempt as provided in paragraph d. of this award term, you must report each action that obligates $25,000 or more in Federal funds that does not include Recovery funds (as defined in section 1512(a)(2) of the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5) for a subaward to an entity (see definitions in paragraph e. of this award term).

2. Where and when to report.

i. You must report each obligating action described in paragraph a.1. of this award term to http://www.fsrs.gov.

ii. For subaward information, report no later than the end of the month following the month in which the obligation was made. (For example, if the obligation was made on November 7, 2010, the obligation must be reported by no later than December 31, 2010.)

3. What to report. You must report the information about each obligating action that the submission instructions posted at http://www.fsrs.gov specify.

b.	Reporting Total Compensation of Recipient Executives.

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1. Applicability and what to report. You must report total compensation for each of your five most highly compensated executives for the preceding completed fiscal year, if

i. The total Federal funding authorized to date under this award is $25,000 or more;

ii. In the preceding fiscal year, you received;

(A) 80 percent or more of your annual gross revenues from Federal procurement contracts (and subcontracts) and Federal financial assistance subject to the Transparency Act, as defined at 2 CFR 170.320 (and subawards); and

(B) $25,000,000 or more in annual gross revenues from Federal procurement contracts (and subcontracts) and Federal financial assistance subject to the Transparency Act, as defined at 2 CFR 170.320 (and subawards); and

iii. The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm.)

2. Where and when to report. You must report executive total compensation described in paragraph b.1. of this award term:

i. As part of your registration profile at http://www.ccr.gov.

ii. By the end of the month following the month in which this award is made, and annually thereafter.

c.	Reporting of Total Compensation of Subrecipient Executives.

1. Applicability and what to report. Unless you are exempt as provided in paragraph d. of this award term, for each first-tier subrecipient under this award, you shall report the names and total compensation of each of the subrecipient’s five most highly compensated executives for the subrecipient’s preceding completed fiscal year, if;

i. In the subrecipient’s preceding fiscal year, the subrecipient received;

(A) 80 percent or more of its annual gross revenues from Federal procurement contracts (and subcontracts) and Federal financial assistance subject to the Transparency Act, as defined at 2 CFR 170.320 (and subawards); and

(B) $25,000,000 or more in annual gross revenues from Federal procurement

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contracts (and subcontracts), and Federal financial assistance subject to the Transparency Act (and subawards); and

ii. The public does not have access to information about the compensation of the executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the Internal Revenue Code of 1986. (To determine if the public has access to the compensation information, see the U.S. Security and Exchange Commission total compensation filings at http://www.sec.gov/answers/execomp.htm.)

2. Where and when to report. You must report subrecipient executive total compensation described in paragraph c.1. of this award term:

i. To the recipient.

ii. By the end of the month following the month during which you make the subaward. For example, if a subaward is obligated on any date during the month of October of a given year (i.e., between October 1 and 31), you must report any required compensation information of the subrecipient by November 30 of that year.

d.	Exemptions

If, in the previous tax year, you had gross income, from all sources, under $300,000, you are exempt from the requirements to report:

i. Subawards and;

ii. The total compensation of the five most highly compensated executives of any subrecipient.

e.	Definitions. For purposes of this award term:

1. Entity means all of the following, as defined in 2 CFR Part 25:

i. A Governmental organization, which is a State, local government, or Indian tribe;

ii. A foreign public entity;

iii. A domestic or foreign nonprofit organization;

iv. A domestic or foreign for-profit organization;

v. A Federal agency, but only as a subrecipient under an award or subaward to a non-Federal entity.

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2. Executive means officers, managing partners, or any other employees in management positions.

3. Subaward:

i. This term means a legal instrument to provide support for the performance of any portion of the substantive project or program for which you received this award and that you as the recipient award to an eligible subrecipient.

ii. The term does not include your procurement of property and services needed to carry out the project or program (for further explanation, see Sec. __ .210 of the attachment to OMB Circular A-133, Audits of States, Local Governments, and Non-Profit Organizations).

iii. A subaward may be provided through any legal agreement, including an agreement that you or a subrecipient considers a contract.

4. Subrecipient means an entity that:

i. Receives a subaward from you (the recipient) under this award; and

ii. Is accountable to you for the use of the Federal funds provided by the subaward.

5. Total compensation means the cash and noncash dollar value earned by the executive during the recipient’s or subrecipient’s preceding fiscal year and includes the following (for more information see 17 CFR 229.402(c)(2)):

i. Salary and bonus.

ii. Awards of stock, stock options, and stock appreciation rights. Use the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Statement of Financial Accounting Standards No. 123 (Revised 2004) (FAS 123R), Shared Based Payments.

iii. Earnings for services under non-equity incentive plans. This does not include group life, health, hospitalization or medical reimbursement plans that do not discriminate in favor of executives, and are available generally to all salaried employees.

iv. Change in pension value. This is the change in present value of defined benefit and actuarial pension plans.

v. Above-market earnings on deferred compensation which is not tax-qualified.

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vi. Other compensation, if the aggregate value of all such other compensation (e.g. severance, termination payments, value of life insurance paid on behalf of the employee, perquisites or property) for the executive exceeds $10,000.

26.	CENTRAL CONTRACTOR REGISTRATION AND UNIVERSAL IDENTIFIER REQUIREMENTS

A. Requirement for Central Contractor Registration (CCR)

Unless you are exempted from this requirement under 2 CFR 25.110, you as the recipient must maintain the currency of your information in the CCR until you submit the final financial report required under this award or receive the final payment, whichever is later. This requires that you review and update the information at least annually after the initial registration, and more frequently if required by changes in your information or another award term.

B. Requirement for Data Universal Numbering System (DUNS) Numbers

If you are authorized to make subawards under this award, you:

1. Must notify potential subrecipients that no entity (see definition in paragraph C of this award term) may receive a subaward from you unless the entity has provided its DUNS number to you.

2. May not make a subaward to an entity unless the entity has provided its DUNS number to you.

C. Definitions

For purposes of this award term:

1. Central Contractor Registration (CCR) means the Federal repository into which an entity must provide information required for the conduct of business as a recipient. Additional information about registration procedures may be found at the CCR Internet site (currently at http://www.ccr.gov).

2. Data Universal Numbering System (DUNS) number means the nine-digit number established and assigned by Dun and Bradstreet, Inc. (D&B) to uniquely identify business entities. A DUNS number may be obtained from D&B by telephone (currently 866-705-5711) or the Internet (currently at http://fedgov.dnb.com/webform).

3. Entity, as it is used in this award term, means all of the following, as defined at 2 CFR Part 25, subpart C:

a. A Governmental organization, which is a State, local government, or Indian Tribe;

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b. A foreign public entity;

c. A domestic or foreign nonprofit organization;

d. A domestic or foreign for-profit organization; and

e. A Federal agency, but only as a subrecipient under an award or subaward to a non-Federal entity.

4. Subaward:

a. This term means a legal instrument to provide support for the performance of any portion of the substantive project or program for which you received this award and that you as the recipient award to an eligible subrecipient.

b. The term does not include your procurement of property and services needed to carry out the project or program (for further explanation, see Sec. __.210 of the attachment to OMB Circular A-133, Audits of States, Local Governments, and Non-Profit Organizations).

c. A subaward may be provided through any legal agreement, including an agreement that you consider a contract.

5. Subrecipient means an entity that:

a. Receives a subaward from you under this award; and

b. Is accountable to you for the use of the Federal funds provided by the subaward.

27.	NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS

For this award, DOE has made a final NEPA determination for all activities under this award that are listed in the Statement of Project Objectives (SOPO) formally approved by DOE through incorporation into and attached to the award. You (Recipient) may proceed with the activities as described in the SOPO. This NEPA determination is specific to the project as described in the SOPO formally approved by DOE through incorporation into and attached to the award.

If you later add to or modify the activities in the above-referenced SOPO, you must submit the revised SOPO to the DOE Project Officer. Those additions or modifications are subject to review by the NEPA Compliance Officer and approval by the DOE’s Contracting Officer. Recipients are restricted from taking any action using Federal funds, which would have an adverse effect on the environment or limit the choice of reasonable alternatives prior to DOE providing a final NEPA determination. Any new activities or modification of activities is subject to additional NEPA review and is not authorized for federal funding until DOE provides a NEPA determination on those additions or modifications. DOE may require the

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Recipient to submit additional information to support a revised NEPA determination. Should you move forward with activities that are not authorized for Federal funding by the DOE Contracting Officer in advance of the final NEPA determination, you are doing so at risk of not receiving Federal funding and such costs may not be recognized as allowable cost share.

Solazyme is in the process of obtaining either an air quality plan approval or air permit exemption from the Pennsylvania Department of Environmental Protection, Bureau of Air Quality. Until this process is complete, Solazyme shall not begin construction or operate the facility.

28.	INDEMNITY

The Recipient shall indemnify the Government and its officers, agents, or employees for any and all liability, including litigation expenses and attorneys’ fees, arising from suits, actions, or claims of any character for death, bodily injury, or loss of or damage to property or to the environment, resulting from the project, except to the extent that such liability results from the direct fault or negligence of Government officers, agents or employees, or to the extent such liability may be covered by applicable allowable costs provisions.

29.	CONTINGENCY

(a)	Contingency Requirement. A minimum amount of Contingency is required for awards selected under Funding Opportunity Announcement DE-FOA-0000096. “Contingency” is defined in the Appendix as: “a provision in the Project Management Plan to mitigate cost and/or schedule risk.” Contingency funds must be (a) liquid, (b) immediately available, and (c) unrestricted funds dedicated exclusively to the Project for the purpose of mitigating project performance baseline risk. Contingency funds may come from a variety of sources, as approved by the Contracting Officer on a case-by-case basis in accordance with the Appendix to these Terms and Conditions (Attachment 5).

(b)	Minimum Amount of Contingency. Initial Contingency funds shall be not less than 25 percent of the Total Project Cost that begins with Budget Period 2, as more specifically described in Section B(2) of the Appendix to these Special Terms and Conditions (Attachment 5).

(c)	Contingency Not Counted Toward Cost Share or DOE Reimbursement. Contingency is in addition to the Total Project Cost and cannot count toward cost share or result in reimbursement by DOE above the share approved in the award.

(d)	Appendix. All of the terms and conditions set forth in this provision shall be further subject to the requirements and clarifications of Attachment 5.

30.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009)

Preamble

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The American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, (Recovery Act) was enacted to preserve and create jobs and promote economic recovery, assist those most impacted by the recession, provide investments needed to increase economic efficiency by spurring technological advances in science and health, invest in transportation, environmental protection, and other infrastructure that will provide long-term economic benefits, stabilize State and local government budgets, in order to minimize and avoid reductions in essential services and counterproductive State and local tax increases. Recipients shall use grant funds in a manner that maximizes job creation and economic benefit.

The Recipient shall comply with all terms and conditions in the Recovery Act relating generally to governance, accountability, transparency, data collection and resources as specified in Act itself and as discussed below.

Recipients should begin planning activities for their first tier subrecipients, including obtaining a DUNS number (or updating the existing DUNS record), and registering with the Central Contractor Registration (CCR).

Be advised that Recovery Act funds can be used in conjunction with other funding as necessary to complete projects, but tracking and reporting must be separate to meet the reporting requirements of the Recovery Act and related guidance. For projects funded by sources other than the Recovery Act, Contractors must keep separate records for Recovery Act funds and to ensure those records comply with the requirements of the Act.

The Government has not fully developed the implementing instructions of the Recovery Act, particularly concerning specific procedural requirements for the new reporting requirements. The Recipient will be provided these details as they become available. The Recipient must comply with all requirements of the Act. If the recipient believes there is any inconsistency between ARRA requirements and current award terms and conditions, the issues will be referred to the Contracting Officer for reconciliation.

Definitions

For purposes of this clause, Covered Funds means funds expended or obligated from appropriations under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5. Covered Funds will have special accounting codes and will be identified as Recovery Act funds in the grant, cooperative agreement or TIA and/or modification using Recovery Act funds. Covered Funds must be reimbursed by September 30, 2015.

Non-Federal employer means any employer with respect to covered funds — the contractor, subcontractor, grantee, or recipient, as the case may be, if the contractor, subcontractor, grantee, or recipient is an employer; and any professional membership organization, certification of other professional body, any agent or licensee of the Federal government, or any person acting directly or indirectly in the interest of an employer receiving covered funds; or with respect to covered funds received by a State or local government, the State or local government receiving the funds and any contractor or subcontractor receiving the funds and any contractor or subcontractor of

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the State or local government; and does not mean any department, agency, or other entity of the federal government.

Recipient means any entity that receives Recovery Act funds directly from the Federal government (including Recovery Act funds received through grant, loan, or contract) other than an individual and includes a State that receives Recovery Act Funds.

Special Provisions

A. Flow Down Requirement

Recipients must include these special terms and conditions in any subaward.

B. Segregation of Costs

Recipients must segregate the obligations and expenditures related to funding under the Recovery Act. Financial and accounting systems should be revised as necessary to segregate, track and maintain these funds apart and separate from other revenue streams. No part of the funds from the Recovery Act shall be commingled with any other funds or used for a purpose other than that of making payments for costs allowable for Recovery Act projects.

C. Prohibition on Use of Funds

None of the funds provided under this agreement derived from the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may be used by any State or local government, or any private entity, for any casino or other gambling establishment, aquarium, zoo, golf course, or swimming pool.

D. Access to Records

With respect to each financial assistance agreement awarded utilizing at least some of the funds appropriated or otherwise made available by the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, any representative of an appropriate inspector general appointed under section 3 or 8G of the Inspector General Act of 1988 (5 U.S.C. App.) or of the Comptroller General is authorized —

(1) to examine any records of the contractor or grantee, any of its subcontractors or subgrantees, or any State or local agency administering such contract that pertain to, and involve transactions that relate to, the subcontract, subcontract, grant, or subgrant; and

(2) to interview any officer or employee of the contractor, grantee, subgrantee, or agency regarding such transactions.

E. Publication

An application may contain technical data and other data, including trade secrets and/or privileged or confidential information, which the applicant does not want disclosed to the public or used by the Government for any purpose other than the application. To protect such data, the

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applicant should specifically identify each page including each line or paragraph thereof containing the data to be protected and mark the cover sheet of the application with the following Notice as well as referring to the Notice on each page to which the Notice applies:

Notice of Restriction on Disclosure and Use of Data

The data contained in pages ---- of this application have been submitted in confidence and contain trade secrets or proprietary information, and such data shall be used or disclosed only for evaluation purposes, provided that if this applicant receives an award as a result of or in connection with the submission of this application, DOE shall have the right to use or disclose the data here to the extent provided in the award. This restriction does not limit the Government’s right to use or disclose data obtained without restriction from any source, including the applicant.

Information about this agreement will be published on the Internet and linked to the website www.recovery.gov, maintained by the Accountability and Transparency Board. The Board may exclude posting contractual or other information on the website on a case-by-case basis when necessary to protect national security or to protect information that is not subject to disclosure under sections 552 and 552a of title 5, United States Code.

F. Protecting State and Local Government and Contractor Whistleblowers.

The requirements of Section 1553 of the Act are summarized below. They include, but are not limited to:

Prohibition on Reprisals: An employee of any non-Federal employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may not be discharged, demoted, or otherwise discriminated against as a reprisal for disclosing, including a disclosure made in the ordinary course of an employee’s duties, to the Accountability and Transparency Board, an inspector general, the Comptroller General, a member of Congress, a State or Federal regulatory or law enforcement agency, a person with supervisory authority over the employee (or other person working for the employer who has the authority to investigate, discover or terminate misconduct), a court or grant jury, the head of a Federal agency, or their representatives information that the employee believes is evidence of:

-gross management of an agency contract or grant relating to covered funds;

-a gross waste of covered funds;

-a substantial and specific danger to public health or safety related to the implementation or use of covered funds;

-an abuse of authority related to the implementation or use of covered funds; or

-as violation of law, rule, or regulation related to an agency contract (including the competition for or negotiation of a contract) or grant, awarded or issued relating to covered funds.

Agency Action: Not later than 30 days after receiving an inspector general report of an alleged reprisal, the head of the agency shall determine whether there is sufficient basis to conclude that the non-Federal employer has subjected the employee to a prohibited reprisal. The agency shall either issue an order denying relief in whole or in part or shall take one or more of the following

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actions:

-Order the employer to take affirmative action to abate the reprisal.

-Order the employer to reinstate the person to the position that the person held before the reprisal, together with compensation including back pay, compensatory damages, employment benefits, and other terms and conditions of employment that would apply to the person in that position if the reprisal had not been taken.

-Order the employer to pay the employee an amount equal to the aggregate amount of all costs and expenses (including attorneys’ fees and expert witnesses’ fees) that were reasonably incurred by the employee for or in connection with, bringing the complaint regarding the reprisal, as determined by the head of a court of competent jurisdiction.

Nonenforceablity of Certain Provisions Waiving Rights and remedies or Requiring Arbitration: Except as provided in a collective bargaining agreement, the rights and remedies provided to aggrieved employees by this section may not be waived by any agreement, policy, form, or condition of employment, including any predispute arbitration agreement. No predispute arbitration agreement shall be valid or enforceable if it requires arbitration of a dispute arising out of this section.

Requirement to Post Notice of Rights and Remedies: Any employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, shall post notice of the rights and remedies as required therein. (Refer to section 1553 of the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, www.Recovery.gov, for specific requirements of this section and prescribed language for the notices.).

G. Request for Reimbursement

RESERVED

H. False Claims Act

Recipient and sub-recipients shall promptly refer to the DOE or other appropriate Inspector General any credible evidence that a principal, employee, agent, contractor, sub-grantee, subcontractor or other person has submitted a false claim under the False Claims Act or has committed a criminal or civil violation of laws pertaining to fraud, conflict of interest, bribery, gratuity or similar misconduct involving those funds.

I. Information in Support of Recovery Act Reporting

Recipient may be required to submit backup documentation for expenditures of funds under the Recovery Act including such items as timecards and invoices. Recipient shall provide copies of backup documentation at the request of the Contracting Officer or designee.

J. Availability of Funds

Funds appropriated under the Recovery Act and obligated to this award are available for reimbursement of costs until September 30, 2015.

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31.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512 OF THE RECOVERY ACT

(a) This award requires the recipient to complete projects or activities which are funded under the American Recovery and Reinvestment Act of 2009 (Recovery Act) and to report on use of Recovery Act funds provided through this award. Information from these reports will be made available to the public.

(b) The reports are due no later than ten calendar days after each calendar quarter in which the Recipient receives the assistance award funded in whole or in part by the Recovery Act.

(c) Recipients and their first-tier subrecipients must maintain current registrations in the Central Contractor Registration (http://www.ccr.gov) at all times during which they have active federal awards funded with Recovery Act funds. A Dun and Bradstreet Data Universal Numbering System (DUNS) Number (http://www.dnb.com) is one of the requirements for registration in the Central Contractor Registration.

(d) The recipient shall report the information described in section 1512(c) of the Recovery Act using the reporting instructions and data elements that will be provided online at http://www.FederalReporting.gov and ensure that any information that is pre-filled is corrected or updated as needed.

32.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS – SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009

If the Recipient determines at any time that any construction, alteration, or repair activity on a public building or public works will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply.

(a) Definitions. As used in this award term and condition—

(1) Manufactured good means a good brought to the construction site for incorporation into the building or work that has been—

(i)  Processed into a specific form and shape; or

(ii) Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.

(2) Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions). These buildings and works

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may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.

(3) Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.

(b) Domestic preference. (1) This award term and condition implements Section 1605 of the American Recovery and Reinvestment Act of 2009 (Recovery Act) (Pub. L. 111–5), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States except as provided in paragraph (b)(3) of this section and condition.

(2) This requirement does not apply to the material listed by the Federal Government as follows:

None

(3) The award official may add other iron, steel, and/or manufactured goods to the list in paragraph (b)(2) of this section and condition if the Federal Government determines that—

(i) The cost of the domestic iron, steel, and/or manufactured goods would be unreasonable. The cost of domestic iron, steel, or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the cost of the overall project by more than 25 percent;

(ii) The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available quantities and of a satisfactory quality; or

(iii) The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.

(c) Request for determination of inapplicability of Section 1605 of the Recovery Act . (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(3) of this section shall include adequate information for Federal Government evaluation of the request, including—

(A) A description of the foreign and domestic iron, steel, and/or manufactured goods;

(B) Unit of measure;

(C) Quantity;

(D) Cost;

(E) Time of delivery or availability;

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(F) Location of the project;

(G) Name and address of the proposed supplier; and

(H) A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(3) of this section.

(ii) A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.

(iii) The cost of iron, steel, and/or manufactured goods material shall include all delivery costs to the construction site and any applicable duty.

(iv) Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated. If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

(2) If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds by at least the differential established in 2 CFR 176.110(a).

(3) Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods is noncompliant with section 1605 of the American Recovery and Reinvestment Act.

(d) Data. To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the Recipient shall include the following information and any applicable supporting data based on the survey of suppliers:

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Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good
Item 2:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good

List name, address, telephone number, email address, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.

Include other applicable supporting information.

*Include all delivery costs to the construction site.

33.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) – SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009

(a) Definitions. As used in this award term and condition—

Designated country — (1) A World Trade Organization Government Procurement Agreement country (Aruba, Austria, Belgium, Bulgaria, Canada, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Italy, Japan, Korea (Republic of), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Singapore, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, and United Kingdom;

(2) A Free Trade Agreement (FTA) country (Australia, Bahrain, Canada, Chile, Costa Rica, Dominican Republic, El Salvador, Guatemala, Honduras, Israel, Mexico, Morocco, Nicaragua, Oman, Peru, or Singapore); or

(3) A United States-European Communities Exchange of Letters (May 15, 1995) country: Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden, and United Kingdom.

Designated country iron, steel, and/or manufactured goods — (1) Is wholly the growth, product, or manufacture of a designated country; or

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(2) In the case of a manufactured good that consist in whole or in part of materials from another country, has been substantially transformed in a designated country into a new and different manufactured good distinct from the materials from which it was transformed.

Domestic iron, steel, and/or manufactured good — (1) Is wholly the growth, product, or manufacture of the United States; or

(2) In the case of a manufactured good that consists in whole or in part of materials from another country, has been substantially transformed in the United States into a new and different manufactured good distinct from the materials from which it was transformed. There is no requirement with regard to the origin of components or subcomponents in manufactured goods or products, as long as the manufacture of the goods occurs in the United States.

Foreign iron, steel, and/or manufactured good means iron, steel and/or manufactured good that is not domestic or designated country iron, steel, and/or manufactured good.

Manufactured good means a good brought to the construction site for incorporation into the building or work that has been—

(1) Processed into a specific form and shape; or

(2) Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.

Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions). These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.

Steel means an alloy that includes at least 50 percent iron, between ..02 and 2 percent carbon, and may include other elements.

(b) Iron, steel, and manufactured goods. (1) The award term and condition described in this section implements—

(i) Section 1605(a) of the American Recovery and Reinvestment Act of 2009 (Pub. L. 111–5) (Recovery Act), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States; and

(ii) Section 1605(d), which requires application of the Buy American requirement in a manner consistent with U.S. obligations under international agreements. The restrictions of section 1605 of the Recovery Act do not apply to designated country iron, steel, and/or manufactured goods.

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The Buy American requirement in section 1605 shall not be applied where the iron, steel or manufactured goods used in the project are from a Party to an international agreement that obligates the recipient to treat the goods and services of that Party the same as domestic goods and services. This obligation shall only apply to projects with an estimated value of $7,443,000 or more.

(2) The recipient shall use only domestic or designated country iron, steel, and manufactured goods in performing the work funded in whole or part with this award, except as provided in paragraphs (b)(3) and (b)(4) of this section.

(3) The requirement in paragraph (b)(2) of this section does not apply to the iron, steel, and manufactured goods listed by the Federal Government as follows:

None

(4) The award official may add other iron, steel, and manufactured goods to the list in paragraph (b)(3) of this section if the Federal Government determines that—

(i) The cost of domestic iron, steel, and/or manufactured goods would be unreasonable. The cost of domestic iron, steel, and/or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the overall cost of the project by more than 25 percent;

(ii) The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality; or

(iii) The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.

(c) Request for determination of inapplicability of section 1605 of the Recovery Act or the Buy American Act. (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(4) of this section shall include adequate information for Federal Government evaluation of the request, including—

(A) A description of the foreign and domestic iron, steel, and/or manufactured goods;

(B) Unit of measure;

(C) Quantity;

(D) Cost;

(E) Time of delivery or availability;

(F) Location of the project;

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(G) Name and address of the proposed supplier; and

(H) A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(4) of this section.

(ii) A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.

(iii) The cost of iron, steel, or manufactured goods shall include all delivery costs to the construction site and any applicable duty.

(iv) Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated. If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

(2) If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other appropriate actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds, as appropriate, by at least the differential established in 2 CFR 176.110(a).

(3) Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods other than designated country iron, steel, and/or manufactured goods is noncompliant with the applicable Act.

(d) Data. To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the applicant shall include the following information and any applicable supporting data based on the survey of suppliers:

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Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good
Item 2:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good

List name, address, telephone number, email address, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.

Include other applicable supporting information.

*Include all delivery costs to the construction site.

34.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS

(a) To maximize the transparency and accountability of funds authorized under the American Recovery and Reinvestment Act of 2009 (Pub. L. 111–5) (Recovery Act) as required by Congress and in accordance with 2 CFR 215.21 “Uniform Administrative Requirements for Grants and Agreements” and OMB Circular A–102 Common Rules provisions, recipients agree to maintain records that identify adequately the source and application of Recovery Act funds. OMB Circular A–102 is available at http://www.whitehouse.gov/omb/circulars/a102/a102.html.

(b) For recipients covered by the Single Audit Act Amendments of 1996 and OMB Circular A–133, “Audits of States, Local Governments, and Non-Profit Organizations,” recipients agree to separately identify the expenditures for Federal awards under the Recovery Act on the Schedule of Expenditures of Federal Awards (SEFA) and the Data Collection Form (SF–SAC) required by OMB Circular A–133. OMB Circular A–133 is available at http://www.whitehouse.gov/omb/circulars/a133/a133.html. This shall be accomplished by identifying expenditures for Federal awards made under the Recovery Act separately on the SEFA, and as separate rows under Item 9 of Part III on the SF–SAC by CFDA number, and inclusion of the prefix “ARRA-” in identifying the name of the Federal program on the SEFA and as the first characters in Item 9d of Part III on the SF–SAC.

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(c) Recipients agree to separately identify to each subrecipient, and document at the time of subaward and at the time of disbursement of funds, the Federal award number, CFDA number, and amount of Recovery Act funds. When a recipient awards Recovery Act funds for an existing program, the information furnished to subrecipients shall distinguish the subawards of incremental Recovery Act funds from regular subawards under the existing program.

(d) Recipients agree to require their subrecipients to include on their SEFA information to specifically identify Recovery Act funding similar to the requirements for the recipient SEFA described above. This information is needed to allow the recipient to properly monitor subrecipient expenditure of ARRA funds as well as oversight by the Federal awarding agencies, Offices of Inspector General and the Government Accountability Office.

35.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT

(a) Section 1606 of the Recovery Act requires that all laborers and mechanics employed by contractors and subcontractors on projects funded directly by or assisted in whole or in part by and through the Federal Government pursuant to the Recovery Act shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with subchapter IV of chapter 31 of title 40, United States Code.

Pursuant to Reorganization Plan No. 14 and the Copeland Act, 40 U.S.C. 3145, the Department of Labor has issued regulations at 29 CFR parts 1, 3, and 5 to implement the Davis-Bacon and related Acts. Regulations in 29 CFR 5.5 instruct agencies concerning application of the standard Davis-Bacon contract clauses set forth in that section. Federal agencies providing grants, cooperative agreements, and loans under the Recovery Act shall ensure that the standard Davis-Bacon contract clauses found in 29 CFR 5.5(a) are incorporated in any resultant covered contracts that are in excess of $2,000 for construction, alteration or repair (including painting and decorating).

(b) For additional guidance on the wage rate requirements of section 1606, contact your awarding agency. Recipients of grants, cooperative agreements and loans should direct their initial inquiries concerning the application of Davis-Bacon requirements to a particular federally assisted project to the Federal agency funding the project. The Secretary of Labor retains final coverage authority under Reorganization Plan Number 14.

36.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT

If the Recipient determines at any time that any construction, alteration, or repair activity as defined by 29 CFR 5.2(j) (http://cfr.vlex.com/vid/5-2-definitions-19681309) will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply. A modification to the award

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which incorporates the appropriate Davis-Bacon wage rate determination(s) will constitute the Contracting Officer’s approval to proceed.

Definitions: For purposes of this provision, “Davis Bacon Act and Contract Work Hours and Safety Standards Act,” the following definitions are applicable:

(1) “Award” means any grant, cooperative agreement or technology investment agreement made with Recovery Act funds by the Department of Energy (DOE) to a Recipient. Such Award must require compliance with the labor standards clauses and wage rate requirements of the Davis-Bacon Act (DBA) for work performed by all laborers and mechanics employed by Recipients (other than a unit of State or local government whose own employees perform the construction) Subrecipients, Contractors, and subcontractors.

(2) “Contractor” means an entity that enters into a Contract. For purposes of these clauses, Contractor shall include (as applicable) prime contractors, Recipients, Subrecipients, and Recipients’ or Subrecipients’ contractors, subcontractors, and lower-tier subcontractors. “Contractor” does not mean a unit of State or local government where construction is performed by its own employees.”

(3) “Contract” means a contract executed by a Recipient, Subrecipient, prime contractor, or any tier subcontractor for construction, alteration, or repair. It may also mean (as applicable) (i) financial assistance instruments such as grants, cooperative agreements, technology investment agreements, and loans; and, (ii) Sub awards, contracts and subcontracts issued under financial assistance agreements. “Contract” does not mean a financial assistance instrument with a unit of State or local government where construction is performed by its own employees.

(4) “Contracting Officer” means the DOE official authorized to execute an Award on behalf of DOE and who is responsible for the business management and non-program aspects of the financial assistance process.

(5) “Recipient” means any entity other than an individual that receives an Award of Federal funds in the form of a grant, cooperative agreement, or technology investment agreement directly from the Federal Government and is financially accountable for the use of any DOE funds or property, and is legally responsible for carrying out the terms and conditions of the program and Award.

(6) “Subaward” means an award of financial assistance in the form of money, or property in lieu of money, made under an award by a Recipient to an eligible Subrecipient or by a Subrecipient to a lower-tier subrecipient. The term includes financial assistance when provided by any legal agreement, even if the agreement is called a contract, but does not include the Recipient’s procurement of goods and services to carry out the program nor does it include any form of assistance which is excluded from the definition of “Award” above.

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(7) “Subrecipient” means a non-Federal entity that expends Federal funds received from a Recipient to carry out a Federal program, but does not include an individual that is a beneficiary of such a program.

(a) Davis Bacon Act

(1) Minimum wages.

(i) All laborers and mechanics employed or working upon the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), will be paid unconditionally and not less often than once a week, and, without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the Contractor and such laborers and mechanics.

Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (a)(1)(iv) of this section; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in § 5.5(a)(4). Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein, provided that the employer’s payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under paragraph (a)(1)(ii) of this section) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the Contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

(ii)(A) The Contracting Officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the Contract shall be classified in conformance with the wage determination. The Contracting Officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:

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(1) The work to be performed by the classification requested is not performed by a classification in the wage determination;

(2) The classification is utilized in the area by the construction industry; and

(3) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

(B) If the Contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the Contracting Officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the Contracting Officer to the Administrator of the Wage and Hour Division, U.S. Department of Labor, Washington, DC 20210. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

(C) In the event the Contractor, the laborers or mechanics to be employed in the classification or their representatives, and the Contracting Officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the Contracting Officer shall refer the questions, including the views of all interested parties and the recommendation of the Contracting Officer, to the Administrator for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

(D) The wage rate (including fringe benefits where appropriate) determined pursuant to paragraphs (a)(1)(ii)(B) or (C) of this section, shall be paid to all workers performing work in the classification under this Contract from the first day on which work is performed in the classification.

(iii) Whenever the minimum wage rate prescribed in the Contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

(iv) If the Contractor does not make payments to a trustee or other third person, the Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits

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under a plan or program, provided that the Secretary of Labor has found, upon the written request of the Contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

(2) Withholding. The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from the Contractor under this Contract or any other Federal contract with the same prime contractor, or any other federally-assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same prime contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the Contractor or any subcontractor the full amount of wages required by the Contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), all or part of the wages required by the Contract, the Department of Energy, Recipient, or Subrecipient, may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

(3) Payrolls and basic records.

(i) Payrolls and basic records relating thereto shall be maintained by the Contractor during the course of the work and preserved for a period of three years thereafter for all laborers and mechanics working at the site of the work (or under the United States Housing Act of 1937, or under the Housing Act of 1949, in the construction or development of the project). Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made, and actual wages paid. Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification

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of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

(ii) (A) The Contractor shall submit weekly for each week in which any Contract work is performed a copy of all payrolls to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit the payrolls to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under 29 CFR 5.5(a)(3)(i), except that full social security numbers and home addresses shall not be included on weekly transmittals. Instead, the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee’s social security number). The required weekly payroll information may be submitted in any form desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site. The prime Contractor is responsible for the submission of copies of payrolls by all subcontractors. Contractors and subcontractors shall maintain the full social security number and current address of each covered worker, and shall provide them upon request to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit them to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy, the Contractor, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements. It is not a violation of this section for a prime contractor to require a subcontractor to provide addresses and social security numbers to the prime contractor for its own records, without weekly submission to the sponsoring government agency (or the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner).

(B) Each payroll submitted shall be accompanied by a “Statement of Compliance,” signed by the Contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the Contract and shall certify the following:

(1) That the payroll for the payroll period contains the information required to be provided under § 5.5 (a)(3)(ii) of Regulations, 29 CFR part 5, the appropriate information is being maintained under § 5.5 (a)(3)(i) of Regulations, 29 CFR part 5, and that such information is correct and complete;

(2) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the Contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly,

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and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;

(3) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the Contract.

(C) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the “Statement of Compliance” required by paragraph (a)(3)(ii)(B) of this section.

(D) The falsification of any of the above certifications may subject the Contractor or subcontractor to civil or criminal prosecution under section 1001 of title 18 and section 3729 of title 31 of the United States Code.

(iii) The Contractor or subcontractor shall make the records required under paragraph (a)(3)(i) of this section available for inspection, copying, or transcription by authorized representatives of the Department of Energy or the Department of Labor, and shall permit such representatives to interview employees during working hours on the job. If the Contractor or subcontractor fails to submit the required records or to make them available, the Federal agency may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

(4) Apprentices and trainees—

(i) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training, Employer and Labor Services, or with a State Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the Contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate,

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who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. Where a Contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman’s hourly rate) specified in the Contractor’s or subcontractor’s registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice’s level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, the Contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(ii) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee’s level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the

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wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(iii) Equal employment opportunity. The utilization of apprentices, trainees, and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended and 29 CFR part 30.

(5) Compliance with Copeland Act requirements. The Contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this Contract.

(6) Contracts and Subcontracts. The Recipient, Subrecipient, the Recipient’s, and Subrecipient’s contractors and subcontractor shall insert in any Contracts the clauses contained herein in(a)(1) through (10) and such other clauses as the Department of Energy may by appropriate instructions require, and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The Recipient shall be responsible for the compliance by any subcontractor or lower tier subcontractor with all of the paragraphs in this clause.

(7) Contract termination: debarment. A breach of the Contract clauses in 29 CFR 5.5 may be grounds for termination of the Contract, and for debarment as a contractor and a subcontractor as provided in 29 CFR 5.12.

(8) Compliance with Davis-Bacon and Related Act requirements. All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 are herein incorporated by reference in this Contract.

(9) Disputes concerning labor standards. Disputes arising out of the labor standards provisions of this Contract shall not be subject to the general disputes clause of this Contract. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between the Recipient, Subrecipient, the Contractor (or any of its subcontractors), and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

(10) Certification of eligibility.

(i) By entering into this Contract, the Contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the Contractor’s firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

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(ii) No part of this Contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(iii) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

(b) Contract Work Hours and Safety Standards Act. As used in this paragraph, the terms laborers and mechanics include watchmen and guards.

(1) Overtime requirements. No Contractor or subcontractor contracting for any part of the Contract work which may require or involve the employment of laborers or mechanics shall require or permit any such laborer or mechanic in any workweek in which he or she is employed on such work to work in excess of forty hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times the basic rate of pay for all hours worked in excess of forty hours in such workweek.

(2) Violation; liability for unpaid wages; liquidated damages. In the event of any violation of the clause set forth in paragraph (b)(1) of this section, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages. In addition, such Contractor and subcontractor shall be liable to the United States (in the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic, including watchmen and guards, employed in violation of the clause set forth in paragraph (b)(1) of this section, in the sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of forty hours without payment of the overtime wages required by the clause set forth in paragraph (b)(1) of this section.

(3) Withholding for unpaid wages and liquidated damages. The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same prime Contractor, or any other federally-assisted contract subject to the Contract Work Hours and Safety Standards Act, which is held by the same prime contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the clause set forth in paragraph (b)(2) of this section.

(4) Contracts and Subcontracts. The Recipient, Subrecipient, and Recipient’s and Subrecipient’s contractor or subcontractor shall insert in any Contracts, the clauses set forth in paragraph (b)(1) through (4) of this section and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The Recipient shall be responsible for compliance by any subcontractor or lower tier subcontractor with the clauses set forth in paragraphs (b)(1) through (4) of this section.

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(5) The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of the work and shall preserve them for a period of three years from the completion of the Contract for all laborers and mechanics, including guards and watchmen, working on the Contract. Such records shall contain the name and address of each such employee, social security number, correct classifications, hourly rates of wages paid, daily and weekly number of hours worked, deductions made, and actual wages paid. The records to be maintained under this paragraph shall be made available by the Contractor or subcontractor for inspection, copying, or transcription by authorized representatives of the Department of Energy and the Department of Labor, and the Contractor or subcontractor will permit such representatives to interview employees during working hours on the job.

(c) Recipient Responsibilities for Davis Bacon Act

(1) On behalf of the Department of Energy (DOE), Recipient shall perform the following functions:

(i) Obtain, maintain, and monitor all Davis Bacon Act (DBA) certified payroll records submitted by the Subrecipients and Contractors at any tier under this Award;

(ii) Review all DBA certified payroll records for compliance with DBA requirements, including applicable DOL wage determinations;

(iii) Notify DOE of any non-compliance with DBA requirements by Subrecipients or Contractors at any tier, including any non-compliances identified as the result of reviews performed pursuant to paragraph (ii) above;

(iv) Address any Subrecipient and any Contractor DBA non-compliance issues; if DBA non-compliance issues cannot be resolved in a timely manner, forward complaints, summary of investigations and all relevant information to DOE;

(v) Provide DOE with detailed information regarding the resolution of any DBA non-compliance issues;

(vi) Perform services in support of DOE investigations of complaints filed regarding noncompliance by Subrecipients and Contractors with DBA requirements;

(vii) Perform audit services as necessary to ensure compliance by Subrecipients and Contractors with DBA requirements and as requested by the Contracting Officer; and

(viii) Provide copies of all records upon request by DOE or DOL in a timely manner.

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(d) Rates of Wages

The minimum wages to be paid laborers and mechanics under this award involved in performance of work at the project site, as determined by the Secretary of Labor to be prevailing for the corresponding classes of laborers and mechanics employed on projects of a character similar to the contract work in the pertinent locality, are found at http://www.wdol.gov/, by clicking on “Selecting DBA WDs”. The Wage Determination Number(s) and General Decision Number(s) specific to this award are found below. These wage rates are minimum rates and are not intended to represent the actual wage rates that the Contractor may have to pay.

CONSTRUCTION TYPE	WAGE DETERMINATION NUMBER	GENERAL DECISION NUMBER
Building	PA8; CA29; TX121; IA131	PA080008 02/19/2010 PA8; CA080029 02/19/2010 CA29; TX080121 02/26/2010 TX121; IA080131 02/12/2010 IA131